Exhibit 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of March 16, 2006

                                $1,780,256,663.71

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC14










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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 16, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 16, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, Inc., as master servicer ("Master Servicer"), Midland Loan Services, Inc., as special servicer ("Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the A-1, Class A-2, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated March 3, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC"), Deutsche Bank Securities Inc. ("DBSI") and Nomura Securities International, Inc. ("Nomura" and together with JPMSI, CIBCWMC and DBSI, the "Underwriters"), and the Depositor will sell the Class X-1, Class A-3A, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated March 3, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,774,264,529.82 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses.

            (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 3, 2006 among the Purchaser, the Seller and the Dealers (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is legally authorized to transact business in the United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, except with respect to a Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 12 months following the Closing Date, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf not later than 12 months following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association duly
            organized, validly existing and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary action has been taken by the Seller to
            authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION



                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


JPMCC 2006-CIBC14
Mortgage Loan Schedule (JPM)

Loan #     Mortgagor Name
------     --------------
1          HG Galleria I, II, III, L.P., SA Galleria IV, L.P.
2          Rushmore One, LLC, Ballantyne One, LLC, Ballantyne Two, LLC, Ballantyne Three, LLC, Brixham Green One, LLC,LLC,
           Frenette Building, LLC, Hall Buildi
           Brixham Green Two, LLC, Brixham Green Three, LLC, Chandler Building, LLC, Cullman Park, LLC, Rushmore Two,
2.01       Rushmore One, LLC
2.02       Chandler Building, LLC
2.03       Ballantyne Three, LLC
2.04       Simmons Building, LLC
2.05       Hixon Building, LLC
2.06       Cullman Park, LLC
2.07       Brixham Green One, LLC
2.08       Brixham Green Three, LLC
2.09       Ballantyne One, LLC
2.10       Ballantyne Two, LLC
2.11       Richardson Building, LLC
2.12       Brixham Green Two, LLC
2.13       Bissell Hotels 5, LLC
2.14       Frenette Building, LLC
2.15       Hall Building, LLC
2.16       Bissell Hotels 6, LLC
2.17       Rushmore Three, LLC
2.18       Rushmore Two, LLC
2.19       Tate Building, LLC
2.20       Rushmore Four, LLC
2.21       CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
3          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
4          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
5          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
6          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
7          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
8          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
9          CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
10         CRP Holdings A-2, LLC, CRP Holdings T-2, L.P.
11         LHL Realty PH, LLC
12         CJF1 LLC
12.01      CJF1 LLC
12.02      CJF1 LLC
12.03      CJF1 LLC
12.04      CJF1 LLC
12.05      CJF1 LLC
12.06      CJF1 LLC
12.07      CJF1 LLC
12.08      CJF1 LLC
12.09      CJF1 LLC
12.10      CJF1 LLC
12.11      CJF1 LLC
12.12      CJF1 LLC
12.13      CJF1 LLC
12.14      CJF1 LLC
12.15      CJF1 LLC
12.16      CJF1 LLC
13         AG/ARG Avion, L.L.C.
13.01      AG/ARG Avion, L.L.C.
13.02      AG/ARG Avion, L.L.C.
13.03      AG/ARG Avion, L.L.C.
13.04      AG/ARG Avion, L.L.C.
13.05      AG/ARG Avion, L.L.C.
13.06      AG/ARG Avion, L.L.C.
13.07      AG/ARG Avion, L.L.C.
14         Boulder Meridian LP, Lakewood Meridian LP, Temple Meridian LP
14.01      Lakewood Meridian LP
14.02      Temple Meridian LP
14.03      Boulder Meridian LP
15         PCDT, LP
17         Concord Commons, LLC
19         Eager Road Associates West, L.L.C.
20         Rancho Keystone Park, LLC
21         Estancia at Morningstar, L.P.
23         Hometown Cloverleaf, L.L.C.
24         1040 Grant Road Associates III
26         Canyon Portal II, L.L.C.
27         Flamingo East Ltd.
33         CRP Holdings MD, LLC
34         Campus Pointe Associates LLC
39         Hometown Santa Barbara, L.L.C.
40         Thoroughbred Campbell House LLC
41         Natomas Village Partners, LLC
42         Woodland Ridge Apartments, L.L.C.
43         AB Lily Flagg Station Apartments I, LLC, et al
44         Otto A, LLC
55         Vista Associates, Ltd.
56         Tower City Hotel Associates Limited Partnership
57         Kimco Horsham, LP
58         York Nevada Management South, LLC
60         Tulane Holdings, LLC
62         Viva Branchburg, L.L.C.
64         Alfieri-2540 Route 130 Associates, L.P.
65         Oxford Place Associates-Grand Rapids, L.L.C.
67         Pickwick SK Realty, LLC
68         Fiesta III, LLC
70         Salem SK Realty, LLC
80         Fiesta I, LLC
82         407 Broad/Canal LLC
83         Whittier Boulevard Associates, LLC
84         Attic Plus Storage IV, LLP
84.01      Attic Plus Storage IV, LLP
84.02      Attic Plus Storage IV, LLP
84.03      Attic Plus Storage IV, LLP
84.04      Attic Plus Storage IV, LLP
84.05      Attic Plus Storage IV, LLP
84.06      Attic Plus Storage IV, LLP
85         DBL Axel, LLC
86         Irwindale Arrow Investors, LLC
87         The Crossing at 288 Phase I, Ltd.
88         Guilford Stayton, LLC
89         Barringer Foreman II, LLC
91         Wyckford SK Realty, LLC
92         Rancho Barnes Crossing, LLC
95         Lafayette Plaza, LLC
101        Hometown North Glen, L.L.C.
102        Aims Development Corp.
102.01     Aims Development Corp.
102.02     Aims Development Corp.
102.03     Aims Development Corp.
102.04     Aims Development Corp.
102.05     Aims Development Corp.
102.06     Aims Development Corp.
105        K & F Property Strongsville, LLC
107        Lynns Regent, LLC
109        Hometown Hoosier Estates, L.L.C.
110        Southeast FW Center, Ltd.
111        Safe Storage, Inc, Another Safe Storage, LLC, Another Self-Storage, LLC
111.01     Another Safe Storage, LLC
111.02     Another Safe Storage, LLC
111.03     Safe Storage, Inc.
113        Hometown Holiday Estates, L.L.C.
116        Brookwood - Balis, L.L.C.
117        York Woods Center, LLC
118        SouthMetro Centers V, LLC
120        Hometown Shenandoah Estates, L.L.C.
123        Living Defense, LLC
124        KBP Group III, LP
125        K & F Property Alliance, LLC
127        The Cliffs #1 Limited Partnership
128        Hometown Beacon Hill Colony, L.L.C.
129        First Choice Hotel Holdings, Inc.
132        BACE, LLC
135        Pinebrook Apartments, Ltd.
147        RS Summer Chase Apartments I, LLC, et al
148        Nottinghill Gate Lone Star, L.P.
151        Hometown Skyway, L.L.C.
157        George N. Elias, Trustee of the Rita Elias Survivor's Trust Dated April 26, 1997
158        South Tech Simmons 3040C, LLC
162        Lakefront 17, LLC
165        Sunset Apts, LP
166        885 Island Park Drive, LLC
172        Greenfield Partners, LP
174        Origin Saginaw, LLC and BGM Pecos Pads, Inc.
176        JL Arrowhead Fountains, LLC, GS Arrowhead Fountains, LLC, JNS Arrowhead Fountains, LLC and ATZT Arrowhead Fountains, LLC
177        Calx, Ltd
178        TPlus Limited II
179        Valley View Indiana, L.L.C.
181        Camelback Arville Freeway, LLC, Camelback Black Mountain Investment, LLC, JTL Camelback, LLC
183        FAUR WPC (OH) LLC
184        Marketplace Lofts Retail, LLC
185        Maple 108 Associates, Limited Partnership
188        Shelby Sucar, L.P.
190        Frost LLC
191        Belvedere Properties, LLC
192        Clark Technology Centre LLC
194        RCP Richmond, LLC
196        ELJABE, LLC
197        Big Tree Self Storage, LLC


Loan #     Property Address
------     ----------------
1          5085 Westheimer Road
2          Various

2.01       10840 Ballantyne Commons Parkway
2.02       13860 Ballantyne Corporate Place
2.03       13515 Ballantyne Corprate Place
2.04       13840 Ballantyne Corporate Place
2.05       13850 Ballantyne Corporate Place
2.06       14120 Ballantyne Corporate Place
2.07       15800 John J. Delaney Drive
2.08       13925 Ballantyne Corporate Place
2.09       15720 John J. Delaney Drive
2.10       13777 Ballantyne Corporate Place
2.11       13950 Ballantyne Corporate Place
2.12       13925 Ballantyne Corporate Place
2.13       15735 John J. Delaney Drive
2.14       11016 Rushmore Drive
2.15       11006 Rushmore Drive
2.16       15660 John J. Delaney Drive
2.17       11115 Rushmore Drive
2.18       11001 Rushmore Drive
2.19       15640 John J. Delaney Drive
2.20       11215 Rushmore Drive
2.21       Various
3          7909, 7865, 7875 & 7885 Northcourt Road
4          11320 Random Hills Road
5          1175 McKendree Church Road
6          550, 1000, 1050, 1400-1440, 1441 East Business Center Drive, 1550 Bishop Court and 431 Lakeview Court
7          1815 South Meyers Road
8          5300 Kennedy Road and 5345 Old Dixie Highway
9          14103-14269 NE 200th Street and 19800-19874 141st Place NE
10         1950 - 2050 Roswell Road
11         601 D Street NW
12         Various
12.01      21705-21707 West Mississippi Street
12.02      308 South Division Street
12.03      2727 West Diehl Road
12.04      W165 N5830 Ridgewood Drive
12.05      900 East 103rd Street
12.06      27413 South Baseline Road
12.07      3145 Central Avenue
12.08      1445-1645 Greenleaf Avenue
12.09      6510 West 73rd Street
12.10      7200 South Mason Avenue
12.11      3602 North Kennicott Avenue
12.12      10700 West Waveland Avenue
12.13      800-850 Regency Drive
12.14      920 Frontenac Road
12.15      9700 South Harlem Avenue
12.16      28160 North Keith Drive
13         Various
13.01      14685 Avion Parkway
13.02      3635 Concorde Parkway
13.03      3901 Stonecroft Boulevard
13.04      3650 Concorde Parkway
13.05      14520 Avion Parkway
13.06      14500 Avion Parkway
13.07      14700 Avion Parkway
14         Various
14.01      1805 South Balsam Street
14.02      4312 South 31st Street
14.03      801 Gillaspie Drive
15         2400 North Dallas Parkway
17         150 Concord Commons Place, SW
19         8300 Eager Road
20         13929 North Central Expressway
21         6399 Morningstar Boulevard
23         900 North Broad Street
24         1040 Grant Road
26         270 North Highway 89A
27         901 East 10th Avenue
33         7401 and 7501 Forbes Boulevard, 7375 and 7404 Executive Place
34         2707 South Rutherford Boulevard
39         1600 North Ridgeview Road
40         1375 Harrodsburg Road
41         3810 -3890 Truxel Road
42         18270 Woodland Ridge Lane
43         8309 Whitesburg Way
44         2045 Kerper Boulevard
55         6400 NW 186th Street
56         250 West Huron Road
57         314 Horsham Road
58         6625 South Valley View Boulevard
60         7100 Tulane Road
62         3140 Route 22 West
64         2540 Route 130
65         2009-2143 43rd Street SE and 2060-2088 Eastcastle Drive
67         1130 Raquet Club North Drive
68         7132-7148 Pacific Avenue
70         7007 Courthouse Drive
80         2661-2667 East Florence Avenue, 7119 Seville Avenue
82         407 Broadway
83         5301 Whittier Boulevard
84         Various
84.01      5320 Highway 280
84.02      4246 Valley Road
84.03      423 West Oxmoor Road
84.04      2141 Carson Road
84.05      2611 Pelham Parkway
84.06      3357 Pelham Parkway
85         371 West Eads Parkway
86         16021-16031 East Arrow Highway
87         10621 Broadway
88         8220 and 8240 Stayton Drive
89         14141 Airline Highway
91         7777 Wyckford Court
92         3946 North Gloster Street
95         450 Pike Street
101        18200 US 31 North
102        Various
102.01     2374 Valley Road
102.02     69 Lewis Street
102.03     1810 Maplewood Avenue
102.04     693 McCartney Road
102.05     102 North Centerville Road
102.06     302 West Main Street
105        14741 Pearl Road
107        21003-21007 Commerce Point Drive
109        830 Campbell Street
110        4201 East Berry Street
111        Various
111.01     112 Industry Parkway
111.02     251 Etter Drive
111.03     1030 Elizabeth Street
113        440 68th Street SW
116        3293 Balis Drive
117        200 Windsor Circle
118        1240-1560 Frontage Road West
120        5603 Bullrun Lane
123        4801 & 4831 Telsa Drive
124        4900 State Highway 6 North
125        2412 West State Street
127        2400 East Cliffs Boulevard
128        1112 West Beacon Road
129        5125 Northwest 36th Street
132        6450-6470 Spalding Drive
135        9180 Shadow Creek Lane
147        1811 West Lakeview Drive
148        4505 Aldine Mail Road
151        2952 Skyline Drive
157        8280 West Union Hills Drive
158        3040 Simmons Street
162        5570 Sterrett Place
165        1601 Allen Lane
166        885 Island Park Drive
172        2105 Cedar Bayou Road
174        7361 and 7365 Prairie Falcon Road
176        16680 North 83rd Avenue
177        3268 South Loop West
178        8300 North Lamar Boulevard
179        3164 South Western Avenue
181        4830 North Litchfield Road
183        543 Matzinger Road
184        750 Main Street
185        SEC West Maple Avenue & 108th Street
188        2630 Johnson Drive
190        1728 Hostetter Road
191        422 and 528 Edgefield Road
192        29050 Cabot Drive
194        620 Eastern Bypass
196        9130-9154 Spring Valley Pike and 2000-2014 Beth Ann Way
197        746 Fleet Financial Court

Loan #     City                                        State             Zip Code                 County
------     ----                                        -----             --------                 ------
1          Houston                                     TX                77056                    Harris
2          Charlotte                                   NC                28277                    Mecklenburg

2.01       Charlotte                                   NC                28277                    Mecklenburg
2.02       Charlotte                                   NC                28277                    Mecklenburg
2.03       Charlotte                                   NC                28277                    Mecklenburg
2.04       Charlotte                                   NC                28277                    Mecklenburg
2.05       Charlotte                                   NC                28277                    Mecklenburg
2.06       Charlotte                                   NC                28277                    Mecklenburg
2.07       Charlotte                                   NC                28277                    Mecklenburg
2.08       Charlotte                                   NC                28277                    Mecklenburg
2.09       Charlotte                                   NC                28277                    Mecklenburg
2.10       Charlotte                                   NC                28277                    Mecklenburg
2.11       Charlotte                                   NC                28277                    Mecklenburg
2.12       Charlotte                                   NC                28277                    Mecklenburg
2.13       Charlotte                                   NC                28277                    Mecklenburg
2.14       Charlotte                                   NC                28277                    Mecklenburg
2.15       Charlotte                                   NC                28277                    Mecklenburg
2.16       Charlotte                                   NC                28277                    Mecklenburg
2.17       Charlotte                                   NC                28277                    Mecklenburg
2.18       Charlotte                                   NC                28277                    Mecklenburg
2.19       Charlotte                                   NC                28277                    Mecklenburg
2.20       Charlotte                                   NC                28277                    Mecklenburg
2.21       Various                                     Various           Various                  Various
3          Houston                                     TX                77040                    Harris
4          Fairfax                                     VA                22030                    Fairfax
5          Lawrenceville                               GA                30043                    Gwinnett
6          Mount Prospect                              IL                60056                    Cook
7          Oakbrook Terrace                            IL                60181                    DuPage
8          Forest Park                                 GA                30297                    Clayton
9          Woodinville                                 WA                98072                    King
10         Marietta                                    GA                30068                    Cobb
11         Washington                                  DC                20004                    District of Columbia
12         Various                                     Various           Various                  Various
12.01      Elwood                                      IL                60421                    Will
12.02      Harvard                                     IL                60033                    McHenry
12.03      Naperville                                  IL                60563                    DuPage
12.04      Menomonee Falls                             WI                53051                    Waukesha
12.05      Chicago                                     IL                60628                    Cook
12.06      Elwood                                      IL                60421                    Will
12.07      Waukegan                                    IL                60085                    Lake
12.08      Elk Grove Village                           IL                60007                    Cook
12.09      Bedford Park                                IL                60638                    Cook
12.10      Bedford Park                                IL                60638                    Cook
12.11      Arlington Heights                           IL                60004                    Cook
12.12      Franklin Park                               IL                60131                    Cook
12.13      Glendale Heights                            IL                60139                    DuPage
12.14      Naperville                                  IL                60563                    DuPage
12.15      Bridgeview                                  IL                60455                    Cook
12.16      Lake Forest                                 IL                60045                    Lake
13         Chantilly                                   VA                20151                    Fairfax
13.01      Chantilly                                   VA                20151                    Fairfax
13.02      Chantilly                                   VA                20151                    Fairfax
13.03      Chantilly                                   VA                20151                    Fairfax
13.04      Chantilly                                   VA                20151                    Fairfax
13.05      Chantilly                                   VA                20151                    Fairfax
13.06      Chantilly                                   VA                20151                    Fairfax
13.07      Chantilly                                   VA                20151                    Fairfax
14         Various                                     Various           Various                  Various
14.01      Lakewood                                    CO                80232                    Jefferson
14.02      Temple                                      TX                76502                    Bell
14.03      Boulder                                     CO                80305                    Boulder
15         Plano                                       TX                75093                    Collin
17         Concord                                     NC                28027                    Cabarrus
19         Brentwood                                   MO                63144                    Saint Louis
20         Dallas                                      TX                75243                    Dallas
21         The Colony                                  TX                75056                    Denton
23         Brooksville                                 FL                34601                    Hernando
24         Mountain View                               CA                94040                    Santa Clara
26         Sedona                                      AZ                86336                    Coconino
27         Hialeah                                     FL                33010                    Miami-Dade
33         Lanham                                      MD                20706                    Prince George's
34         Murfreesboro                                TN                37130                    Rutherford
39         Olathe                                      KS                66061                    Johnson
40         Lexington                                   KY                40504                    Fayette
41         Sacramento                                  CA                95834                    Sacramento
42         Spring Lake                                 MI                49456                    Ottawa
43         Huntsville                                  AL                35802                    Madison
44         Dubuque                                     IA                52001                    Dubuque
55         Hialeah                                     FL                33015                    Miami-Dade
56         Cleveland                                   OH                44113                    Cuyahoga
57         Horsham                                     PA                19044                    Montgomery
58         Las Vegas                                   NV                89118                    Clark
60         Horn Lake                                   MS                38637                    Desoto
62         Branchburg                                  NJ                08876                    Somerset
64         Cranbury                                    NJ                08512                    Middlesex
65         Grand Rapids                                MI                49508                    Kent
67         Indianapolis                                IN                46260                    Marion
68         Huntington Park                             CA                90255                    Los Angeles
70         Indianapolis                                IN                46226                    Marion
80         Huntington Park                             CA                90255                    Los Angeles
82         New York                                    NY                10013                    New York
83         Los Angeles                                 CA                90022                    Los Angeles
84         Various                                     AL                Various                  Various
84.01      Birmingham                                  AL                35242                    Shelby
84.02      Trussville                                  AL                35173                    Jefferson
84.03      Homewood                                    AL                35209                    Jefferson
84.04      Birmingham                                  AL                35215                    Jefferson
84.05      Pelham                                      AL                35124                    Shelby
84.06      Pelham                                      AL                35124                    Shelby
85         Lawrenceburg                                IN                47025                    Dearborn
86         Irwindale                                   CA                91706                    Los Angeles
87         Pearland                                    TX                77584                    Brazoria
88         Jessup                                      MD                20794                    Howard
89         Baton Rouge                                 LA                70817                    East Baton Rouge
91         Indianapolis                                IN                46214                    Marion
92         Tupelo                                      MS                38804                    Lee
95         Marietta                                    OH                45750                    Washington
101        Westfield                                   ID                46074                    Hamilton
102        Various                                     Various           Various                  Various
102.01     Berkeley Springs                            WV                25411                    Morgan
102.02     Whitesville                                 WV                25209                    Boone
102.03     Flint                                       MI                48506                    Genesee
102.04     Campbell                                    OH                44405                    Mahoning
102.05     Sturgis                                     MI                49091                    Saint Joseph
102.06     Hartford                                    MI                49057                    Van Buren
105        Strongsville                                OH                44136                    Cuyahoga
107        City of Industry                            CA                91789                    Los Angeles
109        Lebanon                                     IN                46052                    Boone
110        Fort Worth                                  TX                76105                    Tarrant
111        Nicholasville                               KY                40356                    Jessamine
111.01     Nicholasville                               KY                40356                    Jessamine
111.02     Nicholasville                               KY                40356                    Jessamine
111.03     Nicholasville                               KY                40356                    Jessamine
113        Grand Rapids                                MI                49548                    Kent
116        Baton Rouge                                 LA                70808                    East Baton Rouge
117        Elkhart                                     IN                46516                    Elkhart
118        Stillwater                                  MN                55082                    Washington
120        Boise                                       ID                83714                    Ada
123        Bowie                                       MD                20715                    Prince George's
124        Houston                                     TX                77084                    Harris
125        Alliance                                    OH                44601                    Stark
127        Fayetteville                                AR                72701                    Washington
128        Lakeland                                    FL                33803                    Polk
129        Miami Springs                               FL                33166                    Miami-Dade
132        Norcross                                    GA                30092                    Gwinnett
135        Converse                                    TX                78109                    Bexar
147        Johnson City                                TN                37601                    Washington
148        Houston                                     TX                77039                    Harris
151        Indianapolis                                IN                46241                    Marion
157        Glendale                                    AZ                85308                    Maricopa
158        North Las Vegas                             NV                89032                    Clark
162        Columbia                                    MD                21044                    Howard
165        Texarkana                                   TX                75501                    Bowie
166        Charleston                                  SC                29492                    Berkeley
172        Baytown                                     TX                77070                    Harris
174        Las Vegas                                   NV                89128                    Clark
176        Peoria                                      AZ                85382                    Maricopa
177        Houston                                     TX                77025                    Harris
178        Austin                                      TX                78753                    Travis
179        Marion                                      IN                46053                    Grant
181        Litchfield Park                             AZ                85340                    Maricopa
183        Toledo                                      OH                43612                    Lucas
184        Hopkins                                     MN                55343                    Hennepin
185        Omaha                                       NE                68144                    Douglas
188        Ventura                                     CA                93003                    Ventura
190        San Jose                                    CA                95131                    Santa Clara
191        Belvedere                                   SC                29841                    Aiken
192        Novi                                        MI                48377                    Waryne
194        Richmond                                    KY                40475                    Madison
196        Miamisburg                                  OH                45342                    Montgomery
197        Longwood                                    FL                32750                    Seminole


Loan #         Property Name                                    Size              Measure                Interest Rate (%)
------         -------------                                    ----              -------                -----------------
1              Houston Galleria                                 1894045           Square Feet            5.34405
2              Ballantyne Corporate Park                        1647906                                  5.70300

2.01           AXA/Equitable                                    169912            Square Feet            5.70300
2.02           Chandler Building                                125470            Square Feet            5.70300
2.03           Ballantyne Three                                 104747            Square Feet            5.70300
2.04           Simmons Building                                 125016            Square Feet            5.70300
2.05           Hixon Building                                   126792            Square Feet            5.70300
2.06           Cullman Park                                     106857            Square Feet            5.70300
2.07           Brixham Green One                                101254            Square Feet            5.70300
2.08           Brixham Green Three                              101267            Square Feet            5.70300
2.09           Ballantyne One                                   101673            Square Feet            5.70300
2.10           Ballantyne Two                                   102014            Square Feet            5.70300
2.11           Richardson Building                              90442             Square Feet            5.70300
2.12           Brixham Green Two                                101206            Square Feet            5.70300
2.13           Staybridge Suites                                118               Rooms                  5.70300
2.14           Frenette Building                                76155             Square Feet            5.70300
2.15           Hall Building                                    77620             Square Feet            5.70300
2.16           Courtyard by Marriott                            90                Rooms                  5.70300
2.17           Lending Tree Building                            37800             Square Feet            5.70300
2.18           ESPN Building                                    37800             Square Feet            5.70300
2.19           Allen Tate @ Ballantyne                          24081             Square Feet            5.70300
2.20           Lending Tree Two                                 37800             Square Feet            5.70300
2.21           Colony II Portfolio                              2910423           Square Feet/Units      5.58900
3              Alamo Crossing Commerce Center                   1047797           Square Feet            5.58900
4              Fair Oaks                                        140094            Square Feet            5.58900
5              Holland Park                                     496               Units                  5.58900
6              Kensington Business Center                       452684            Square Feet            5.58900
7              Oakbrook Terrace Corporate Center III            233367            Square Feet            5.58900
8              Southfield Logistics                             799200            Square Feet            5.58900
9              The Park in Woodinville                          237281            Square Feet            5.58900
10             Azalea Springs                                   232               Units                  5.58900
11             Patrick Henry Building                           520180            Square Feet            5.49100
12             CenterPoint I                                    5391940           Square Feet            5.20400
12.01          21705-21707 West Mississippi Street              1022554           Square Feet            5.20400
12.02          308 South Division Street                        1350450           Square Feet            5.20400
12.03          2727 West Diehl Road                             440343            Square Feet            5.20400
12.04          W165 N5830 Ridgewood Drive                       300120            Square Feet            5.20400
12.05          900 East 103rd Street                            529214            Square Feet            5.20400
12.06          27413 South Baseline Road                        213500            Square Feet            5.20400
12.07          3145 Central Avenue                              292000            Square Feet            5.20400
12.08          1445-1645 Greenleaf Avenue                       150000            Square Feet            5.20400
12.09          6510 West 73rd Street                            309000            Square Feet            5.20400
12.10          7200 South Mason Avenue                          207345            Square Feet            5.20400
12.11          3602 North Kennicott Avenue                      94300             Square Feet            5.20400
12.12          10700 West Waveland Avenue                       134600            Square Feet            5.20400
12.13          800-850 Regency Drive                            48230             Square Feet            5.20400
12.14          920 Frontenac Road                               121220            Square Feet            5.20400
12.15          9700 South Harlem Avenue                         101140            Square Feet            5.20400
12.16          28160 North Keith Drive                          77924             Square Feet            5.20400
13             Avion Business Park Portfolio                    586466            Square Feet            5.58300
13.01          Lakeside I                                       166046            Square Feet            5.58300
13.02          Avion III                                        88686             Square Feet            5.58300
13.03          Avion Tech I                                     102022            Square Feet            5.58300
13.04          Service Center III                               67698             Square Feet            5.58300
13.05          Midrise II                                       56354             Square Feet            5.58300
13.06          Midrise I                                        57345             Square Feet            5.58300
13.07          Avion Tech II                                    48315             Square Feet            5.58300
14             Chartwell II Portfolio                           499               Units                  5.41300
14.01          Lakewood Meridian                                172               Units                  5.41300
14.02          Temple Meridian                                  231               Units                  5.41300
14.03          Boulder Meridian                                 96                Units                  5.41300
15             Park Center                                      235341            Square Feet            5.64000
17             Concord Commons                                  306250            Square Feet            5.25600
19             The Meridian at Brentwood - Phase I              167268            Square Feet            5.57000
20             Keystone Park                                    143261            Square Feet            5.60500
21             Estancia at Morning Star                         300               Units                  5.68000
23             HTA-Clover Leaf                                  780               Pads                   5.40470
24             1040 Grant Road                                  112271            Square Feet            5.57000
26             Canyon Portal 2                                  47422             Square Feet            6.21000
27             Flamingo East Plaza                              252590            Square Feet            5.71000
33             Colony Line-Maryland Corporate Center            224421            Square Feet            5.35330
34             Campus Pointe- Murfreesboro                      512               Beds                   5.21000
39             HTA-Santa Barbara                                484               Pads                   5.40470
40             The Campbell House Crowne Plaza                  290               Rooms                  5.52000
41             Natomas Village                                  37076             Square Feet            5.30000
42             Woodland Ridge Apartments                        366               Units                  5.40000
43             Lily Flagg Station Apartments                    386               Units                  5.87000
44             Eagle Window                                     390000            Square Feet            5.17000
55             Vista Plaza                                      79190             Square Feet            5.60000
56             Chase Financial Tower                            118690            Square Feet            5.55500
57             Horsham Point                                    75206             Square Feet            5.50000
58             Valley View Business Center IV                   120713            Square Feet            5.24000
60             Tulane Park Apartments                           256               Units                  5.70300
62             Viva International Building                      148000            Square Feet            5.81000
64             Cranbury Corporate Campus                        151830            Square Feet            5.34000
65             Oxford Place Apartments                          306               Units                  5.67600
67             Pickwick Place Apartments                        336               Units                  5.48000
68             Plaza De La Fiesta Phases III & IV               48573             Square Feet            5.75000
70             Salem Courthouse Apartments                      388               Units                  5.48000
80             Plaza De La Fiesta Phase I                       38284             Square Feet            5.75000
82             407 Broadway                                     17435             Square Feet            5.45000
83             5301 Whittier Building                           57845             Square Feet            5.59000
84             Attic Plus Self Storage Portfolio                2032              Units                  5.37000
84.01          Highway 280/119 South                            476               Units                  5.37000
84.02          Trussville/Grayson                               453               Units                  5.37000
84.03          Homewood/Bluff Park                              321               Units                  5.37000
84.04          Roebuck/Centerpoint                              283               Units                  5.37000
84.05          Riverchase/Pelham                                351               Units                  5.37000
84.06          Pelham/Alabaster                                 148               Units                  5.37000
85             Dearborn Plaza                                   118325            Square Feet            5.57000
86             Irwindale                                        101044            Square Feet            5.18000
87             The Crossing at 288                              31870             Square Feet            5.50600
88             Stayton Business Center II                       112272            Square Feet            5.56000
89             Barringer Foreman Technology Park                120480            Square Feet            5.45800
91             Wyckford Commons Apartments                      248               Units                  5.52000
92             Shoppes at Barnes Crossing                       75334             Square Feet            5.59000
95             Lafayette Center - Ohio                          140350            Square Feet            5.51000
101            HTA-North Glen Village                           289               Pads                   5.40470
102            Rite Aid Portfolio - Slane Company               64405             Square Feet            5.73500
102.01         Rite Aid - Berkeley Springs WV                   11348             Square Feet            5.73500
102.02         Rite Aid - Whitesville WV                        11180             Square Feet            5.73500
102.03         Rite Aid - Flint MI                              11180             Square Feet            5.73500
102.04         Rite Aid - Campbell OH                           10363             Square Feet            5.73500
102.05         Rite Aid - Sturgis MI                            10167             Square Feet            5.73500
102.06         Rite Aid - Hartford MI                           10167             Square Feet            5.73500
105            Strongsville Plaza                               80110             Square Feet            5.70000
107            21003-21007 Commerce Point Drive                 106726            Square Feet            5.55000
109            HTA-Hoosier Estates                              288               Pads                   5.40470
110            Southeast Center                                 73468             Square Feet            5.27000
111            Safe Storage Portfolio                           1703              Units                  5.66000
111.01         Derby Self Storage                               611               Units                  5.66000
111.02         Secure Self Storage                              441               Units                  5.66000
111.03         Safe Storage                                     651               Units                  5.66000
113            HTA-Holiday Estates                              204               Pads                   5.40470
116            The Storage Center- Balis                        639               Units                  5.67500
117            York Woods Center                                120               Units                  5.54000
118            Valley Ridge                                     83149             Square Feet            5.51000
120            HTA-Shenandoah Estates                           154               Pads                   5.40470
123            MSTC A & B                                       61680             Square Feet            5.69000
124            West Junction Shopping Center                    66532             Square Feet            5.68000
125            Westwood Square                                  78575             Square Feet            5.67000
127            The Cliffs Apts, Phase I                         204               Units                  4.99000
128            HTA-Beacon Hill Colony                           201               Pads                   5.40470
129            Holiday Inn Express                              110               Rooms                  5.88200
132            Spalding Plaza                                   47984             Square Feet            5.57000
135            Shadow Creek Apartments - Converse, TX           108               Units                  5.49000
147            Summer Chase Apartments                          97                Units                  6.00000
148            La Quinta Garden Apartments                      163               Units                  5.75000
151            HTA-Skyway                                       156               Pads                   5.40470
157            Union Hills North                                11878             Square Feet            6.03000
158            3040 Simmons                                     51822             Square Feet            5.70500
162            5570 Sterrett Place                              31609             Square Feet            5.60000
165            Sunset Apartments                                150               Units                  5.85000
166            885 Island Park Drive                            20193             Square Feet            5.72000
172            Greenfield Apartments                            104               Units                  5.23000
174            Origin Business Park                             23268             Square Feet            5.82000
176            Arrowhead Fountains Center                       15425             Square Feet            5.83000
177            Alec Plaza                                       34071             Square Feet            5.30000
178            TPlus Limited                                    60063             Square Feet            5.42000
179            Valley View Plaza                                37000             Square Feet            5.74000
181            Camelback Litchfield Retail Shops                9404              Square Feet            5.55000
183            Faurecia Exhaust Systems, Inc.                   61000             Square Feet            5.16000
184            Hopkins Marketplace Retail                       18216             Square Feet            5.69000
185            Maple 108 Shopping Center                        36149             Square Feet            5.52000
188            Johnson Drive Self Storage                       598               Units                  5.68000
190            1728 Hostetter Road                              7195              Square Feet            5.79000
191            Belvedere Properties                             423               Units                  6.15000
192            Moriseiki                                        18692             Square Feet            5.54000
194            EKU By-Pass                                      14480             Square Feet            5.94000
196            Country Manor Apartments                         20                Units                  6.01000
197            Big Tree Self Storage                            478               Units                  5.92000

Loan #    Net Mortgage Interest Rate    Original Balance    Cutoff Balance    Term   Rem. Term    Maturity/ARD Date     Amort. Term
------    --------------------------    ----------------    --------------    ----   ---------    -----------------     -----------
1                5.32335                   290,000,000          290,000,000     120      117            12/01/15               0
2                5.68230                   217,000,000          217,000,000     120      118            01/01/16               0

2.01                                       22,715,000           22,715,000      120      118            01/01/16               0
2.02                                       16,590,000           16,590,000      120      118            01/01/16               0
2.03                                       15,000,000           15,000,000      120      118            01/01/16               0
2.04                                       14,665,000           14,665,000      120      118            01/01/16               0
2.05                                       13,510,000           13,510,000      120      118            01/01/16               0
2.06                                       13,475,000           13,475,000      120      118            01/01/16               0
2.07                                       12,670,000           12,670,000      120      118            01/01/16               0
2.08                                       12,425,000           12,425,000      120      118            01/01/16               0
2.09                                       12,025,000           12,025,000      120      118            01/01/16               0
2.10                                       12,000,000           12,000,000      120      118            01/01/16               0
2.11                                       11,305,000           11,305,000      120      118            01/01/16               0
2.12                                       10,920,000           10,920,000      120      118            01/01/16               0
2.13                                       8,540,000            8,540,000       120      118            01/01/16               0
2.14                                       7,980,000            7,980,000       120      118            01/01/16               0
2.15                                       7,805,000            7,805,000       120      118            01/01/16               0
2.16                                       6,720,000            6,720,000       120      118            01/01/16               0
2.17                                       5,040,000            5,040,000       120      118            01/01/16               0
2.18                                       4,935,000            4,935,000       120      118            01/01/16               0
2.19                                       4,375,000            4,375,000       120      118            01/01/16               0
2.20                                       4,305,000            4,305,000       120      118            01/01/16               0
2.21                                       158,564,000          158,564,000
3                5.56830                   33,112,683           33,112,683      96       96             03/01/14               0
4                5.56830                   23,770,000           23,770,000      72       72             03/01/12               0
5                5.56830                   22,400,000           22,400,000      84       84             03/01/13               0
6                5.56830                   18,000,587           18,000,587      72       72             03/01/12               0
7                5.56830                   16,200,000           16,200,000      72       72             03/01/12               0
8                5.56830                   16,000,000           16,000,000      96       96             03/01/14               0
9                5.56830                   15,580,730           15,580,730      96       96             03/01/14               0
10               5.56830                   13,500,000           13,500,000      84       84             03/01/13               0
11               5.47030                   120,000,000          120,000,000     120      118            01/01/16               0
12               5.18330                   117,450,000          117,450,000     60       53             08/07/10               0
12.01                                      19,800,000           19,800,000      60       53             08/07/10               0
12.02                                      18,738,000           18,738,000      60       53             08/07/10               0
12.03                                      16,020,000           16,020,000      60       53             08/07/10               0
12.04                                      10,035,000           10,035,000      60       53             08/07/10               0
12.05                                      8,820,000            8,820,000       60       53             08/07/10               0
12.06                                      7,515,000            7,515,000       60       53             08/07/10               0
12.07                                      6,840,000            6,840,000       60       53             08/07/10               0
12.08                                      4,464,000            4,464,000       60       53             08/07/10               0
12.09                                      4,230,000            4,230,000       60       53             08/07/10               0
12.10                                      4,185,000            4,185,000       60       53             08/07/10               0
12.11                                      3,438,000            3,438,000       60       53             08/07/10               0
12.12                                      3,060,000            3,060,000       60       53             08/07/10               0
12.13                                      2,880,000            2,880,000       60       53             08/07/10               0
12.14                                      2,655,000            2,655,000       60       53             08/07/10               0
12.15                                      2,475,000            2,475,000       60       53             08/07/10               0
12.16                                      2,295,000            2,295,000       60       53             08/07/10               0
13               5.56230                   95,000,000           95,000,000      120      118            01/01/16               360
13.01                                      29,500,000           29,500,000      120      118            01/01/16               360
13.02                                      15,000,000           15,000,000      120      118            01/01/16               360
13.03                                      13,400,000           13,400,000      120      118            01/01/16               360
13.04                                      10,700,000           10,700,000      120      118            01/01/16               360
13.05                                      9,600,000            9,600,000       120      118            01/01/16               360
13.06                                      9,300,000            9,300,000       120      118            01/01/16               360
13.07                                      7,500,000            7,500,000       120      118            01/01/16               360
14               5.39230                   72,500,000           72,021,798      120      114            09/01/15               360
14.01                                      29,700,000           29,504,102      120      114            09/01/15               360
14.02                                      24,900,000           24,735,762      120      114            09/01/15               360
14.03                                      17,900,000           17,781,933      120      114            09/01/15               360
15               5.61930                   43,400,000           43,400,000      120      118            01/01/16               360
17               5.23530                   31,200,000           31,200,000      120      117            12/01/15               360
19               5.54930                   27,000,000           27,000,000      120      118            01/01/16               360
20               5.54430                   24,260,000           24,260,000      120      118            01/01/16               360
21               5.62930                   22,800,000           22,800,000      120      118            01/01/16               360
23               5.38400                   22,200,000           22,200,000      120      118            01/01/16               360
24               5.54930                   22,000,000           22,000,000      120      118            01/01/16               360
26               6.18930                   21,000,000           21,000,000      60       58             01/01/11               360
27               5.64930                   20,700,000           20,653,081      120      118            01/01/16               360
33               5.33260                   18,360,000           18,360,000      96       96             03/01/14               0
34               5.18930                   18,000,000           17,916,294      120      116            11/01/15               360
39               5.38400                   17,000,000           17,000,000      120      117            12/01/15               360
40               5.49930                   17,000,000           16,893,724      120      116            11/01/15               300
41               5.27930                   16,500,000           16,500,000      120      118            01/01/16               360
42               5.33930                   16,400,000           16,344,920      120      117            12/01/15               360
43               5.79795                   16,300,000           16,300,000      60       58             01/01/11               360
44               5.14930                   15,500,000           15,500,000      120      117            12/01/15               300
55               5.52930                   13,250,000           13,219,422      120      118            01/01/16               360
56               5.53430                   13,200,000           13,200,000      120      118            01/01/16               360
57               5.47930                   13,000,000           12,969,503      120      118            01/01/16               360
58               5.21930                   13,000,000           12,968,176      120      118            01/01/16               360
60               5.68230                   12,560,000           12,560,000      120      119            02/01/16               360
62               5.73930                   12,175,000           12,158,503      120      119            02/01/16               360
64               5.26930                   12,000,000           11,982,905      120      119            02/01/16               360
65               5.60530                   11,800,000           11,800,000      120      118            01/01/16               360
67               5.45930                   11,539,662           11,539,662      120      117            12/01/15               360
68               5.72930                   11,525,000           11,525,000      120      118            01/01/16               360
70               5.45930                   11,015,478           11,015,478      120      117            12/01/15               360
80               5.72930                   9,415,000            9,415,000       120      118            01/01/16               360
82               5.42930                   9,000,000            9,000,000       120      117            12/01/15               360
83               5.51930                   9,000,000            8,979,196       120      118            01/01/16               360
84               5.27930                   9,000,000            8,901,664       180      177            12/01/20               180
84.01                                      2,800,000            2,769,407       180      177            12/01/20               180
84.02                                      2,200,000            2,175,962       180      177            12/01/20               180
84.03                                      1,520,079            1,503,470       180      177            12/01/20               180
84.04                                      1,336,287            1,321,686       180      177            12/01/20               180
84.05                                      1,043,821            1,032,416       180      177            12/01/20               180
84.06                                      99,813               98,722          180      177            12/01/20               180
85               5.54930                   8,840,000            8,840,000       120      119            02/01/16               360
86               5.15930                   8,800,000            8,800,000       120      118            01/01/16               360
87               5.43530                   8,750,000            8,750,000       120      119            02/01/16               360
88               5.47930                   8,500,000            8,500,000       144      141            12/01/17               360
89               5.39730                   8,500,000            8,479,922       120      118            01/01/16               360
91               5.49930                   8,127,297            8,127,297       120      117            12/01/15               360
92               5.51930                   8,080,000            8,080,000       120      117            12/01/15               360
95               5.48930                   8,000,000            7,981,263       120      118            01/01/16               360
101              5.38400                   7,218,000            7,218,000       120      117            12/01/15               360
102              5.66430                   7,122,000            7,105,923       120      118            01/01/16               360
102.01                                     1,187,000            1,184,321       120      118            01/01/16               360
102.02                                     1,187,000            1,184,321       120      118            01/01/16               360
102.03                                     1,187,000            1,184,321       120      118            01/01/16               360
102.04                                     1,187,000            1,184,321       120      118            01/01/16               360
102.05                                     1,187,000            1,184,321       120      118            01/01/16               360
102.06                                     1,187,000            1,184,321       120      118            01/01/16               360
105              5.62930                   7,000,000            6,984,108       120      118            01/01/16               360
107              5.52930                   7,000,000            6,983,713       120      118            01/01/16               360
109              5.38400                   6,900,000            6,900,000       120      118            01/01/16               360
110              5.24930                   6,800,000            6,800,000       120      116            11/01/15               360
111              5.63930                   6,650,000            6,634,803       120      118            01/01/16               360
111.01                                     2,900,000            2,893,373       120      118            01/01/16               360
111.02                                     1,912,500            1,908,129       120      118            01/01/16               360
111.03                                     1,837,500            1,833,301       120      118            01/01/16               360
113              5.38400                   6,280,000            6,280,000       120      118            01/01/16               360
116              5.65430                   6,000,000            5,986,322       120      118            01/01/16               360
117              5.51930                   6,000,000            5,986,016       120      118            01/01/16               360
118              5.43930                   6,000,000            5,973,614       120      116            11/01/15               360
120              5.38400                   5,728,000            5,728,000       120      118            01/01/16               360
123              5.60930                   5,600,000            5,582,190       120      117            12/01/15               360
124              5.65930                   5,520,000            5,507,427       120      118            01/01/16               360
125              5.59930                   5,520,000            5,507,406       120      118            01/01/16               360
127              4.96930                   5,475,000            5,418,449       144      142            01/01/18               144
128              5.38400                   5,325,000            5,325,000       120      117            12/01/15               360
129              5.86130                   5,300,000            5,290,480       120      119            02/01/16               300
132              5.54930                   5,175,000            5,162,998       120      118            01/01/16               360
135              5.39930                   5,100,000            5,077,488       120      116            11/01/15               360
147              5.88930                   4,227,000            4,227,000       60       57             12/01/10               0
148              5.72930                   4,160,000            4,160,000       120      118            01/01/16               360
151              5.38400                   4,133,000            4,133,000       120      118            01/01/16               360
157              6.00930                   3,955,000            3,955,000       120      120            03/01/16               360
158              5.68430                   3,800,000            3,791,380       120      118            01/01/16               360
162              5.57930                   3,650,000            3,650,000       120      117            12/01/15               360
165              5.77930                   3,600,000            3,592,025       120      118            01/01/16               360
166              5.64930                   3,560,000            3,560,000       120      118            01/01/16               360
172              5.20930                   3,300,000            3,284,711       120      116            11/01/15               360
174              5.79930                   3,200,000            3,190,070       120      117            12/01/15               360
176              5.80930                   3,150,000            3,142,999       120      118            01/01/16               360
177              5.27930                   3,000,000            2,986,280       144      140            11/01/17               360
178              5.39930                   3,000,000            2,971,767       120      114            09/01/15               300
179              5.66930                   2,920,000            2,913,414       120      118            01/01/16               360
181              5.52930                   2,850,000            2,837,560       120      116            11/01/15               360
183              5.13930                   2,675,000            2,657,351       84       80             11/01/12               300
184              5.61930                   2,650,000            2,643,974       120      118            01/01/16               360
185              5.44930                   2,600,000            2,600,000       120      118            01/01/16               360
188              5.65930                   2,250,000            2,250,000       120      117            12/01/15               360
190              5.76930                   2,200,000            2,193,134       120      117            12/01/15               360
191              6.07930                   2,150,000            2,140,866       120      117            12/01/15               300
192              5.51930                   2,100,000            2,093,162       120      118            01/01/16               300
194              5.89930                   1,920,000            1,915,809       120      118            01/01/16               360
196              5.98930                   1,520,000            1,513,918       120      116            11/01/15               360
197              5.78430                   1,250,000            1,244,499       120      117            12/01/15               300

Loan #    Rem. Amort.  Monthly Debt Service   Servicing Fee Rate  Accrual Type     ARD (Y/N)  ARD Step Up (%)    Title Type
------    -----------  --------------------   ------------------  ------------     ---------  ---------------    ----------
1           0          1,309,415                0.02000             Actual/360       No                          Fee
2           0          1,045,616                0.02000             Actual/360       No                          Fee

2.01        0          109,452                                      Actual/360       No                          Fee
2.02        0          79,939                                       Actual/360       No                          Fee
2.03        0          72,278                                       Actual/360       No                          Fee
2.04        0          70,663                                       Actual/360       No                          Fee
2.05        0          65,098                                       Actual/360       No                          Fee
2.06        0          64,929                                       Actual/360       No                          Fee
2.07        0          61,050                                       Actual/360       No                          Fee
2.08        0          59,870                                       Actual/360       No                          Fee
2.09        0          57,943                                       Actual/360       No                          Fee
2.10        0          57,822                                       Actual/360       No                          Fee
2.11        0          54,473                                       Actual/360       No                          Fee
2.12        0          52,618                                       Actual/360       No                          Fee
2.13        0          41,150                                       Actual/360       No                          Fee
2.14        0          38,452                                       Actual/360       No                          Fee
2.15        0          37,608                                       Actual/360       No                          Fee
2.16        0          32,380                                       Actual/360       No                          Fee
2.17        0          24,285                                       Actual/360       No                          Fee
2.18        0          23,779                                       Actual/360       No                          Fee
2.19        0          21,081                                       Actual/360       No                          Fee
2.20        0          20,744                                       Actual/360       No                          Fee
2.21                   748,769                                                                                   Fee
3           0          156,364                  0.02000             Actual/360       No                          Fee
4           0          112,246                  0.02000             Actual/360       No                          Fee
5           0          105,777                  0.02000             Actual/360       No                          Fee
6           0          85,002                   0.02000             Actual/360       No                          Fee
7           0          76,499                   0.02000             Actual/360       No                          Fee
8           0          75,555                   0.02000             Actual/360       No                          Fee
9           0          73,575                   0.02000             Actual/360       No                          Fee
10          0          63,750                   0.02000             Actual/360       No                          Fee
11          0          556,726                  0.02000             Actual/360       No                          Fee
12          0          516,416                  0.02000             Actual/360       No                          Fee
12.01       0          87,059                                       Actual/360       No                          Fee
12.02       0          82,389                                       Actual/360       No                          Fee
12.03       0          70,438                                       Actual/360       No                          Fee
12.04       0          44,123                                       Actual/360       No                          Fee
12.05       0          38,781                                       Actual/360       No                          Fee
12.06       0          33,043                                       Actual/360       No                          Fee
12.07       0          30,075                                       Actual/360       No                          Fee
12.08       0          19,628                                       Actual/360       No                          Fee
12.09       0          18,599                                       Actual/360       No                          Fee
12.10       0          18,401                                       Actual/360       No                          Fee
12.11       0          15,117                                       Actual/360       No                          Fee
12.12       0          13,455                                       Actual/360       No                          Fee
12.13       0          12,663                                       Actual/360       No                          Fee
12.14       0          11,674                                       Actual/360       No                          Fee
12.15       0          10,882                                       Actual/360       No                          Fee
12.16       0          10,091                                       Actual/360       No                          Fee
13          360        544,357                  0.02000             Actual/360       No                          Fee
13.01       360        169,037                                      Actual/360       No                          Fee
13.02       360        85,951                                       Actual/360       No                          Fee
13.03       360        76,783                                       Actual/360       No                          Fee
13.04       360        61,312                                       Actual/360       No                          Fee
13.05       360        55,009                                       Actual/360       No                          Fee
13.06       360        53,290                                       Actual/360       No                          Fee
13.07       360        42,976                                       Actual/360       No                          Fee
14          354        407,698                  0.02000             Actual/360       No                          Fee
14.01       354        167,016                                      Actual/360       No                          Fee
14.02       354        140,023                                      Actual/360       No                          Fee
14.03       354        100,659                                      Actual/360       No                          Fee
15          360        250,246                  0.02000             Actual/360       No                          Fee
17          360        172,404                  0.02000             Actual/360       No                          Fee
19          360        154,491                  0.02000             Actual/360       No                          Fee
20          360        139,348                  0.06000             Actual/360       No                          Fee
21          360        132,042                  0.05000             Actual/360       No                          Fee
23          360        124,725                  0.02000             Actual/360       No                          Fee
24          360        125,882                  0.02000             Actual/360       No                          Fee
26          360        128,755                  0.02000             Actual/360       No                          Leasehold
27          358        120,274                  0.06000             Actual/360       No                          Fee
33          0          83,043                   0.02000             Actual/360       No                          Fee
34          356        98,951                   0.02000             Actual/360       No                          Fee
39          360        95,510                   0.02000             Actual/360       No                          Fee
40          296        104,598                  0.02000             Actual/360       No                          Fee
41          360        91,625                   0.02000             Actual/360       No                          Fee
42          357        92,091                   0.06000             Actual/360       No                          Fee
43          360        96,369                   0.07135             Actual/360       No                          Fee
44          300        92,153                   0.02000             Actual/360       No                          Fee
55          358        76,065                   0.07000             Actual/360       No                          Fee
56          360        75,404                   0.02000             Actual/360       No                          Fee
57          358        73,813                   0.02000             Actual/360       No                          Fee
58          358        71,706                   0.02000             Actual/360       No                          Fee
60          360        72,922                   0.02000             Actual/360       No                          Fee
62          359        71,515                   0.07000             Actual/360       No                          Fee
64          359        66,935                   0.07000             Actual/360       No                          Fee
65          360        68,308                   0.07000             Actual/360       No                          Fee
67          360        65,376                   0.02000             Actual/360       No                          Fee
68          360        67,257                   0.02000             Actual/360       No                          Fee
70          360        62,407                   0.02000             Actual/360       No                          Fee
80          360        54,943                   0.02000             Actual/360       No                          Fee
82          360        50,819                   0.02000             Actual/360       No                          Fee
83          358        51,610                   0.07000             Actual/360       No                          Fee
84          177        72,918                   0.09000             Actual/360       No                          Fee
84.01       177        22,686                                       Actual/360       No                          Fee
84.02       177        17,824                                       Actual/360       No                          Fee
84.03       177        12,316                                       Actual/360       No                          Fee
84.04       177        10,827                                       Actual/360       No                          Fee
84.05       177        8,457                                        Actual/360       No                          Fee
84.06       177        809                                          Actual/360       No                          Fee
85          360        50,581                   0.02000             Actual/360       No                          Fee
86          360        48,213                   0.02000             Actual/360       No                          Fee
87          360        49,714                   0.07000             Actual/360       No                          Fee
88          360        48,583                   0.08000             Actual/360       No                          Fee
89          358        48,038                   0.06000             Actual/360       No                          Fee
91          360        46,248                   0.02000             Actual/360       No                          Fee
92          360        46,335                   0.07000             Actual/360       No                          Fee
95          358        45,473                   0.02000             Actual/360       No                          Fee
101         360        40,552                   0.02000             Actual/360       No                          Fee
102         358        41,494                   0.07000             Actual/360       No                          Fee
102.01      358        6,916                                        Actual/360       No                          Fee
102.02      358        6,916                                        Actual/360       No                          Fee
102.03      358        6,916                                        Actual/360       No                          Fee
102.04      358        6,916                                        Actual/360       No                          Fee
102.05      358        6,916                                        Actual/360       No                          Fee
102.06      358        6,916                                        Actual/360       No                          Fee
105         358        40,628                   0.07000             Actual/360       No                          Fee
107         358        39,965                   0.02000             Actual/360       No                          Fee
109         360        38,766                   0.02000             Actual/360       No                          Fee
110         360        37,634                   0.02000             Actual/360       No                          Fee
111         358        38,428                   0.02000             Actual/360       No                          Fee
111.01      358        16,758                                       Actual/360       No                          Fee
111.02      358        11,052                                       Actual/360       No                          Fee
111.03      358        10,618                                       Actual/360       No                          Fee
113         360        35,283                   0.02000             Actual/360       No                          Fee
116         358        34,729                   0.02000             Actual/360       No                          Fee
117         358        34,218                   0.02000             Actual/360       No                          Fee
118         356        34,105                   0.07000             Actual/360       No                          Fee
120         360        32,181                   0.02000             Actual/360       No                          Fee
123         357        32,467                   0.08000             Actual/360       No                          Fee
124         358        31,968                   0.02000             Actual/360       No                          Fee
125         358        31,933                   0.07000             Actual/360       No                          Fee
127         142        50,610                   0.02000             Actual/360       No                          Fee
128         360        29,917                   0.02000             Actual/360       No                          Fee
129         299        33,767                   0.02000             Actual/360       No                          Fee
132         358        29,611                   0.02000             Actual/360       No                          Fee
135         356        28,925                   0.09000             Actual/360       No                          Fee
147         0          21,429                   0.11000             Actual/360       No                          Fee
148         360        24,277                   0.02000             Actual/360       No                          Fee
151         360        23,220                   0.02000             Actual/360       No                          Fee
157         360        23,789                   0.02000             Actual/360       No                          Fee
158         358        22,067                   0.02000             Actual/360       No                          Fee
162         360        20,954                   0.02000             Actual/360       No                          Fee
165         358        21,238                   0.07000             Actual/360       No                          Fee
166         360        20,707                   0.07000             Actual/360       No                          Fee
172         356        18,182                   0.02000             Actual/360       No                          Fee
174         357        18,817                   0.02000             Actual/360       No                          Fee
176         358        18,543                   0.02000             Actual/360       No                          Fee
177         356        16,659                   0.02000             Actual/360       No                          Fee
178         294        18,280                   0.02000             Actual/360       No                          Fee
179         358        17,022                   0.07000             Actual/360       No                          Fee
181         356        16,272                   0.02000             Actual/360       No                          Fee
183         296        15,888                   0.02000             Actual/360       No                          Fee
184         358        15,364                   0.07000             Actual/360       No                          Fee
185         360        14,795                   0.07000             Actual/360       No                          Fee
188         360        13,031                   0.02000             Actual/360       No                          Fee
190         357        12,895                   0.02000             Actual/360       No                          Fee
191         297        14,050                   0.07000             Actual/360       No                          Fee
192         298        12,946                   0.02000             Actual/360       No                          Fee
194         358        11,437                   0.04000             Actual/360       No                          Fee
196         356        9,123                    0.02000             Actual/360       No                          Fee
197         297        7,993                    0.13500             Actual/360       No                          Fee

Loan #         Crossed Loan    Originator/Loan Seller
------         ------------    ----------------------
1                              JPMCB
2                              JPMCB

2.01                           JPMCB
2.02                           JPMCB
2.03                           JPMCB
2.04                           JPMCB
2.05                           JPMCB
2.06                           JPMCB
2.07                           JPMCB
2.08                           JPMCB
2.09                           JPMCB
2.10                           JPMCB
2.11                           JPMCB
2.12                           JPMCB
2.13                           JPMCB
2.14                           JPMCB
2.15                           JPMCB
2.16                           JPMCB
2.17                           JPMCB
2.18                           JPMCB
2.19                           JPMCB
2.20                           JPMCB
2.21                           JPMCB
3              A               JPMCB
4              A               JPMCB
5              A               JPMCB
6              A               JPMCB
7              A               JPMCB
8              A               JPMCB
9              A               JPMCB
10             A               JPMCB
11                             JPMCB
12                             JPMCB
12.01                          JPMCB
12.02                          JPMCB
12.03                          JPMCB
12.04                          JPMCB
12.05                          JPMCB
12.06                          JPMCB
12.07                          JPMCB
12.08                          JPMCB
12.09                          JPMCB
12.10                          JPMCB
12.11                          JPMCB
12.12                          JPMCB
12.13                          JPMCB
12.14                          JPMCB
12.15                          JPMCB
12.16                          JPMCB
13                             JPMCB
13.01                          JPMCB
13.02                          JPMCB
13.03                          JPMCB
13.04                          JPMCB
13.05                          JPMCB
13.06                          JPMCB
13.07                          JPMCB
14                             JPMCB
14.01                          JPMCB
14.02                          JPMCB
14.03                          JPMCB
15                             JPMCB
17                             JPMCB
19                             JPMCB
20                             JPMCB
21                             JPMCB
23                             JPMCB
24                             JPMCB
26                             JPMCB
27                             JPMCB
33                             JPMCB
34                             JPMCB
39                             JPMCB
40                             JPMCB
41                             JPMCB
42                             JPMCB
43                             JPMCB
44                             JPMCB
55                             JPMCB
56                             JPMCB
57                             JPMCB
58                             JPMCB
60                             JPMCB
62                             JPMCB
64                             JPMCB
65                             JPMCB
67                             JPMCB
68                             JPMCB
70                             JPMCB
80                             JPMCB
82                             JPMCB
83                             JPMCB
84                             JPMCB
84.01                          JPMCB
84.02                          JPMCB
84.03                          JPMCB
84.04                          JPMCB
84.05                          JPMCB
84.06                          JPMCB
85                             JPMCB
86                             JPMCB
87                             JPMCB
88                             JPMCB
89                             JPMCB
91                             JPMCB
92                             JPMCB
95                             JPMCB
101                            JPMCB
102                            JPMCB
102.01                         JPMCB
102.02                         JPMCB
102.03                         JPMCB
102.04                         JPMCB
102.05                         JPMCB
102.06                         JPMCB
105                            JPMCB
107                            JPMCB
109                            JPMCB
110                            JPMCB
111                            JPMCB
111.01                         JPMCB
111.02                         JPMCB
111.03                         JPMCB
113                            JPMCB
116                            JPMCB
117                            JPMCB
118                            JPMCB
120                            JPMCB
123                            JPMCB
124                            JPMCB
125                            JPMCB
127                            JPMCB
128                            JPMCB
129                            JPMCB
132                            JPMCB
135                            JPMCB
147                            JPMCB
148                            JPMCB
151                            JPMCB
157                            JPMCB
158                            JPMCB
162                            JPMCB
165                            JPMCB
166                            JPMCB
172                            JPMCB
174                            JPMCB
176                            JPMCB
177                            JPMCB
178                            JPMCB
179                            JPMCB
181                            JPMCB
183                            JPMCB
184                            JPMCB
185                            JPMCB
188                            JPMCB
190                            JPMCB
191                            JPMCB
192                            JPMCB
194                            JPMCB
196                            JPMCB
197                            JPMCB

Loan #   Guarantor
------   ---------
1        Simon Property Group L.P., Walton Street Capital, LLC, Institutional Mall Investors LLC
2        H.C. Bissell

2.01     H.C. Bissell
2.02     H.C. Bissell
2.03     H.C. Bissell
2.04     H.C. Bissell
2.05     H.C. Bissell
2.06     H.C. Bissell
2.07     H.C. Bissell
2.08     H.C. Bissell
2.09     H.C. Bissell
2.10     H.C. Bissell
2.11     H.C. Bissell
2.12     H.C. Bissell
2.13     H.C. Bissell
2.14     H.C. Bissell
2.15     H.C. Bissell
2.16     H.C. Bissell
2.17     H.C. Bissell
2.18     H.C. Bissell
2.19     H.C. Bissell
2.20     H.C. Bissell
2.21     Colony Capital
3        Colony Capital
4        Colony Capital
5        Colony Capital
6        Colony Capital
7        Colony Capital
8        Colony Capital
9        Colony Capital
10       Colony Capital
11       Liane Ginsberg, Laurence Ginsberg, Hilary Carla Feshbach
12       CenterPoint James Fielding LLC
12.01    CenterPoint James Fielding LLC
12.02    CenterPoint James Fielding LLC
12.03    CenterPoint James Fielding LLC
12.04    CenterPoint James Fielding LLC
12.05    CenterPoint James Fielding LLC
12.06    CenterPoint James Fielding LLC
12.07    CenterPoint James Fielding LLC
12.08    CenterPoint James Fielding LLC
12.09    CenterPoint James Fielding LLC
12.10    CenterPoint James Fielding LLC
12.11    CenterPoint James Fielding LLC
12.12    CenterPoint James Fielding LLC
12.13    CenterPoint James Fielding LLC
12.14    CenterPoint James Fielding LLC
12.15    CenterPoint James Fielding LLC
12.16    CenterPoint James Fielding LLC
13       Advance Realty Group, LLC
13.01    Advance Realty Group, LLC
13.02    Advance Realty Group, LLC
13.03    Advance Realty Group, LLC
13.04    Advance Realty Group, LLC
13.05    Advance Realty Group, LLC
13.06    Advance Realty Group, LLC
13.07    Advance Realty Group, LLC
14       ING Management Limited
14.01    ING Management Limited
14.02    ING Management Limited
14.03    ING Management Limited
15       GFW Trust
17       Daniel Halberstein, Alex Halberstein
19       Don C. Musick III, Alan R. Skop and Adolphus A. Busch IV
20       Michel Kucinski
21       John F. Flournoy, Flournoy Development Company, LLC
23       Hometown America, L.L.C.
24       John Volckmann
26       Albert B. Spector Jr., Jack Gechman
27       Dalia Glottmann
33       CRP Holdings A, L.P.
34       John C. Hayes, Jr., Britin H. Boatright, Jon Moffett, Spencer Graves, John R. Rucker, II
39       Hometown America, L.L.C.
40       Stephen D. Dawahare, Joseph G. Montgomery, Jr.
41       Erwin J. Plesko
42       William J. Fettis, Dennis L. Cherette
43       Robert J. Brenner, Leonard W. Couzijn, Daniel Martin Croke, Susan Lynne Croke, Vincent Galvante, Ruth Galvante, Donald E.
         Steele, Nancy N. Steele, Kimble T. Cater, Christine M. Cater, Robert E. Cater, Hope M. Ansbacher Cater,
         Michael D. Walker, Robert Com
44       Herman Ahlers, Donna Ahlers and Ahlers Family Trust
55       Dalia Glottmann
56       Tower City Hotel Associates Limited Partnership
57       Kubs Income Fund I, LP
58       Terrall C. York
60       Doron Goldschmidt, Gavriel Alexander
62       Harvey Ross
64       Michael Alfieri
65       William J. Fettis, Dennis L. Cherette
67       Norman Schwab
68       James Watson, Judy Watson
70       Norman Schwab
80       James Watson, Judy Watson
82       Earle Altman
83       Pedram Cohen, Roya Perry Cohen
84       Samuel R. Flowers, D. Frank Davis
84.01    Samuel R. Flowers, D. Frank Davis
84.02    Samuel R. Flowers, D. Frank Davis
84.03    Samuel R. Flowers, D. Frank Davis
84.04    Samuel R. Flowers, D. Frank Davis
84.05    Samuel R. Flowers, D. Frank Davis
84.06    Samuel R. Flowers, D. Frank Davis
85       Hartunian Family Trust
86       Arthur Britcher and Robert Anderson
87       Herbert D. Weitzman
88       Bavar I Limited Partnership, L.L.L.P.
89       Edward St. John LLC, Per Properties LLC
91       Norman Schwab
92       Michel Kucinski
95       Albert Nigri
101      Hometown America, L.L.C.
102      Daniel M. Slane, Charles J. Slane
102.01   Daniel M. Slane, Charles J. Slane
102.02   Daniel M. Slane, Charles J. Slane
102.03   Daniel M. Slane, Charles J. Slane
102.04   Daniel M. Slane, Charles J. Slane
102.05   Daniel M. Slane, Charles J. Slane
102.06   Daniel M. Slane, Charles J. Slane
105      Demetrios N. Frangias
107      Gavin Lam, Sze Kwong Lam, Apryl Wai Yean Tam
109      Hometown America, L.L.C.
110      S.J. Hurley, IV, David Scott Watson
111      George Burgess Carey, IV
111.01   George Burgess Carey, IV
111.02   George Burgess Carey, IV
111.03   George Burgess Carey, IV
113      Hometown America, L.L.C.
116      R. Craig Smith
117      Jack P. Cittadine
118      Kriss Novak, Steven Pajor, and Robert Bergenthal
120      Hometown America, L.L.C.
123      Edward St. John
124      Kim Oanh T. Nguyen
125      Demetrios N. Frangias
127      Roy E. Stanley, J. E. Lindsey Family Limited Partnership, The Cliffs, Inc. and
         Underwood Family Cliffs Limited Partnership #1
128      Hometown America, L.L.C.
129      Sunburst Hospitality Corporation
132      William P. Barnes
135      Gary L. Marcrum
147      William P. Buckley, Teresa M. Buckley, Brian R. Saltzman and Pamela Saltzman, as trustees of the Saltzman Trust, dated September 1995, Gary R. Perez, Steven D. Erickson, LLC, David L. Comstock and Susan C. Comstock, as trustees of the Comstock Family 2003
148      Bentley Richards
151      Hometown America, L.L.C.
157      George N. Elias
158      Tom E. Hallett and Tonya Hallett
162      Creighton E. Northrop, Joel Marc Anderson, R. Wayne Moore, Michael Cox
165      E. Charles Rieckhoff, II, Bettina E.D. Rey
166      William L. Walde
172      Ryder, Stilwell Properties, Inc.
174      Juergent Gruner and Christa G. Gruner
176      Philip Stratiner, Gary N. Stratiner, Janice I. Lewis
177      Simi Investment Company, Ltd .
178      Thomas A. Goebel and Thomas A Goebel, Inc.
179      Lawrence Goodman
181      Arville Freeway LLC, Black Mountain Investment LLC, Michael Mitriani Revocable Trust Dated August 16, 2004,
         Jason Lybbert, Tracie Lybbert, Marvin Strusser, Inc., Venture Holdings, Inc., Marvin Strusser and Sheila Strusser Trust
183      W.P. Carey & Co. LLC
184      Colleen M. Carey
185      Harlan J. Noddle and Joseph Kirshenbaum
188      Glynne C. Couvillion, Gillian K. Couvillion and Carlo Sarmiento
190      Anthony C. Morici
191      Mark W. Davis
192      Neil J. Sosin
194      Royce C. Pulliam
196      Leslie Bruhn
197      Richard P. Moran and F. Andrew Moran

                                                               UPFRONT ESCROW
                          ---------------------------------------------------------------------------------------------
Loan #  Letter of Credit  Upfront CapEx Reserve    Upfront Eng. Reserve    Upfront Envir. Reserve  Upfront TI/LC Reserve
------  ----------------  ---------------------    --------------------    ----------------------  ---------------------

1       No                0.00                     0.00                    0.00                    0.00
2       4,891,428.8       0.00                     0.00                    0.00                    0.00

2.01
2.02
2.03
2.04
2.05
2.06
2.07
2.08
2.09
2.10
2.11
2.12
2.13
2.14
2.15
2.16
2.17
2.18
2.19
2.20
2.21    No                0.00                     0.00                    0.00                    0.00
3       No                0.00                                             0.00                    0.00
4       No                0.00                                             0.00                    0.00
5       No                0.00                                             0.00                    0.00
6       No                0.00                                             0.00                    0.00
7       No                0.00                                             0.00                    0.00
8       No                0.00                                             0.00                    0.00
9       No                0.00                                             0.00                    0.00
10      No                0.00                                             0.00                    0.00
11      No                0.00                     0.00                    0.00                    0.00
12      No                0.00                     0.00                    0.00                    0.00
12.01   No
12.02   No
12.03   No
12.04   No
12.05   No
12.06   No
12.07   No
12.08   No
12.09   No
12.10   No
12.11   No
12.12   No
12.13   No
12.14   No
12.15   No
12.16   No
13      No                0.00                     0.00                    0.00                    0.00
13.01   No
13.02   No
13.03   No
13.04   No
13.05   No
13.06   No
13.07   No
14      No                0.00                     132,200.00              0.00                    0.00
14.01   No
14.02   No
14.03   No
15      No                0.00                     0.00                    0.00                    2,340,000.00
17      1,500,000.0       0.00                     0.00                    0.00                    0.00
19      No                0.00                     0.00                    0.00                    0.00
20      No                0.00                     0.00                    0.00                    0.00
21      800,000.0         0.00                     0.00                    0.00                    0.00
23      No                0.00                     0.00                    0.00                    0.00
24      No                0.00                     0.00                    0.00                    0.00
26      No                0.00                     0.00                    0.00                    0.00
27      512,640           0.00                     3,125.00                0.00                    0.00
33      No                0.00                     0.00                    0.00                    0.00
34      No                0.00                     0.00                    0.00                    0.00
39      No                0.00                     0.00                    0.00                    0.00
40      1,500,000.0       0.00                     12,188.00               0.00                    0.00
41      No                0.00                     0.00                    0.00                    0.00
42      750,000.0         0.00                     0.00                    0.00                    0.00
43      No                0.00                     0.00                    155,000.00              0.00
44      No                0.00                     0.00                    0.00                    0.00
55      318,600           0.00                     0.00                    0.00                    0.00
56      No                0.00                     0.00                    0.00                    0.00
57      No                0.00                     0.00                    0.00                    0.00
58      No                0.00                     0.00                    0.00                    0.00
60      No                0.00                     0.00                    0.00                    0.00
62      No                0.00                     0.00                    0.00                    0.00
64      No                0.00                     8,312.50                0.00                    0.00
65      750,000.0         0.00                     0.00                    0.00                    0.00
67      No                0.00                     1,600.00                0.00                    0.00
68      No                0.00                     0.00                    0.00                    238,000.00
70      No                0.00                     0.00                    1,600.00                0.00
80      No                0.00                     0.00                    0.00                    112,000.00
82      No                0.00                     0.00                    0.00                    0.00
83      No                0.00                     0.00                    0.00                    150,000.00
84      No                0.00                     23,336.25               0.00                    0.00
84.01   No
84.02   No
84.03   No
84.04   No
84.05   No
84.06   No
85      No                0.00                     0.00                    0.00                    0.00
86      No                325,000.00               26,125.00               0.00                    0.00
87      No                0.00                     0.00                    0.00                    0.00
88      No                0.00                     0.00                    0.00                    0.00
89      No                0.00                     0.00                    0.00                    0.00
91      No                0.00                     17,325.00               1,600.00                0.00
92      557,595.0         0.00                     10,000.00               0.00                    0.00
95      No                0.00                     0.00                    0.00                    0.00
101     No                0.00                     0.00                    0.00                    0.00
102     No                0.00                     0.00                    0.00                    0.00
102.01  No
102.02  No
102.03  No
102.04  No
102.05  No
102.06  No
105     No                0.00                     0.00                    0.00                    290,400.00
107     No                0.00                     0.00                    0.00                    0.00
109     No                0.00                     0.00                    0.00                    0.00
110     No                0.00                     0.00                    0.00                    0.00
111     No                0.00                     0.00                    0.00                    0.00
111.01  No
111.02  No
111.03  No
113     No                0.00                     0.00                    0.00                    0.00
116     No                0.00                     0.00                    0.00                    0.00
117     No                0.00                     13,750.00               0.00                    0.00
118     No                0.00                     0.00                    0.00                    0.00
120     No                0.00                     0.00                    0.00                    0.00
123     No                0.00                     0.00                    0.00                    158,918.00
124     No                0.00                     0.00                    0.00                    50,000.00
125     No                0.00                     0.00                    0.00                    0.00
127     No                0.00                     0.00                    0.00                    0.00
128     No                0.00                     0.00                    0.00                    0.00
129     No                0.00                     0.00                    0.00                    0.00
132     No                14,395.20                125,660.00              0.00                    0.00
135     No                0.00                     0.00                    0.00                    0.00
147     No                0.00                     0.00                    0.00                    0.00
148     No                0.00                     106,570.85              0.00                    0.00
151     No                0.00                     0.00                    0.00                    0.00
157     No                0.00                     0.00                    0.00                    0.00
158     No                0.00                     0.00                    0.00                    0.00
162     No                0.00                     0.00                    0.00                    50,000.00
165     No                0.00                     0.00                    0.00                    0.00
166     100,000.0         0.00                     0.00                    0.00                    0.00
172     No                0.00                     8,625.00                0.00                    0.00
174     No                0.00                     0.00                    0.00                    0.00
176     No                0.00                     0.00                    0.00                    0.00
177     No                0.00                     0.00                    0.00                    0.00
178     No                0.00                     0.00                    0.00                    0.00
179     No                0.00                     0.00                    0.00                    0.00
181     No                0.00                     0.00                    0.00                    121,875.00
183     No                0.00                     0.00                    0.00                    0.00
184     No                0.00                     0.00                    0.00                    0.00
185     No                0.00                     425,885.00              0.00                    0.00
188     No                0.00                     0.00                    0.00                    0.00
190     No                0.00                     0.00                    0.00                    0.00
191     No                0.00                     12,871.00               0.00                    0.00
192     No                0.00                     0.00                    0.00                    0.00
194     11,027.0          0.00                     0.00                    0.00                    0.00
196     No                0.00                     0.00                    0.00                    0.00
197     No                0.00                     6,324.00                    0.00                0.00

                                 UPFRONT ESCROW                                               MONTHLY ESCROW
          ---------------------------------------------------------------------    ----------------------------------------------
Loan #    Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve     Monthly Capex Reserve  Monthly Envir. Reserve
------    ----------------------   --------------------   ---------------------     ---------------------  ----------------------
1         0.00                     0.00                   0.00                     0.00                   0.00
2         0.00                     0.00                   0.00                     18806.92               0.00

2.01
2.02
2.03
2.04
2.05
2.06
2.07
2.08
2.09
2.10
2.11
2.12
2.13
2.14
2.15
2.16
2.17
2.18
2.19
2.20
2.21      0.00                     0.00                   0.00                     0.00                   0.00
3         0.00                     0.00                   0.00                     0.00                   0.00
4         0.00                     0.00                   0.00                     0.00                   0.00
5         0.00                     0.00                   0.00                     0.00                   0.00
6         0.00                     0.00                   0.00                     0.00                   0.00
7         0.00                     0.00                   0.00                     0.00                   0.00
8         0.00                     0.00                   0.00                     0.00                   0.00
9         0.00                     0.00                   0.00                     0.00                   0.00
10        0.00                     0.00                   0.00                     0.00                   0.00
11        0.00                     0.00                   0.00                     0.00                   0.00
12        0.00                     0.00                   0.00                     0.00                   0.00
12.01
12.02
12.03
12.04
12.05
12.06
12.07
12.08
12.09
12.10
12.11
12.12
12.13
12.14
12.15
12.16
13        169,609.19               0.00                   0.00                     7015.42                0.00
13.01
13.02
13.03
13.04
13.05
13.06
13.07
14        0.00                     0.00                   0.00                     0.00                   0.00
14.01
14.02
14.03
15        147,442.91               31,441.08              0.00                     353.24                 0.00
17        29,355.19                10,471.83              0.00                     0.00                   0.00
19        38,394.75                12,273.50              0.00                     599.08                 0.00
20        122,562.81               9,666.67               520,000.00               1790.76                0.00
21        96,566.95                49,813.75              0.00                     5000.00                0.00
23        90,656.87                0.00                   0.00                     2931.81                0.00
24        79,982.17                0.00                   0.00                     935.59                 0.00
26        24,581.56                12,768.67              0.00                     0.00                   0.00
27        76,699.08                0.00                   0.00                     0.00                   0.00
33        0.00                     0.00                   0.00                     0.00                   0.00
34        40,125.83                55,361.67              0.00                     5674.67                0.00
39        58,002.83                0.00                   0.00                     1978.58                0.00
40        10,216.65                15,431.67              0.00                     14731.92               0.00
41        28,068.79                13,641.33              0.00                     0.00                   0.00
42        219,664.81               47,422.83              0.00                     6100.00                0.00
43        45,975.01                85,027.64              0.00                     6434.00                0.00
44        0.00                     0.00                   0.00                     0.00                   0.00
55        57,334.21                0.00                   0.00                     0.00                   0.00
56        0.00                     0.00                   7,663,000.00             1680.56                0.00
57        116,688.06               0.00                   0.00                     790.00                 0.00
58        0.00                     0.00                   0.00                     0.00                   0.00
60        47,677.62                4,499.25               10,000.00                3732.71                0.00
62        29,961.36                7,524.00               0.00                     0.00                   0.00
64        19,543.40                0.00                   0.00                     1897.83                0.00
65        29,394.37                9,774.67               0.00                     6375.00                0.00
67        22,742.15                5,832.87               0.00                     7162.50                0.00
68        22,650.48                4,721.15               0.00                     806.85                 0.00
70        42,684.07                5,844.93               0.00                     7746.81                0.00
80        22,841.13                4,326.68               0.00                     772.26                 0.00
82        0.00                     0.00                   0.00                     0.00                   0.00
83        9,367.22                 6,324.55               0.00                     964.08                 0.00
84        17,658.34                20,851.00              0.00                     1434.16                0.00
84.01
84.02
84.03
84.04
84.05
84.06
85        49,794.35                6,667.95               300,000.00               1472.71                0.00
86        41,245.03                0.00                   0.00                     1263.05                0.00
87        42,483.55                16,599.16              38,065.00                375.25                 0.00
88        42,366.96                0.00                   0.00                     0.00                   0.00
89        17,342.48                0.00                   0.00                     0.00                   0.00
91        28,096.07                4,466.27               0.00                     5159.73                0.00
92        69,816.40                4,407.33               0.00                     0.00                   0.00
95        24,491.48                4,521.25               0.00                     2875.00                0.00
101       30,942.02                0.00                   0.00                     1057.92                0.00
102       0.00                     0.00                   0.00                     1773.82                0.00
102.01
102.02
102.03
102.04
102.05
102.06
105       28,271.92                5,357.67               0.00                     1100.69                0.00
107       22,838.93                4,361.30               0.00                     1805.00                0.00
109       22,556.27                0.00                   0.00                     212.66                 0.00
110       156,220.79               12,943.33              0.00                     202.13                 0.00
111       5,836.83                 7,000.00               0.00                     794.17                 0.00
111.01
111.02
111.03
113       40,615.36                0.00                   0.00                     1096.94                0.00
116       8,115.14                 1,493.50               0.00                     0.00                   0.00
117       0.00                     0.00                   0.00                     0.00                   0.00
118       26,919.88                4,157.17               0.00                     1210.60                0.00
120       14,056.51                0.00                   0.00                     809.72                 0.00
123       70,180.47                0.00                   0.00                     771.00                 0.00
124       16,770.45                7,304.75               97,395.00                795.83                 0.00
125       37,483.34                3,617.67               66,000.00                663.89                 0.00
127       38,463.54                8,934.38               0.00                     0.00                   0.00
128       15,480.00                0.00                   0.00                     635.25                 0.00
129       0.00                     0.00                   0.00                     0.00                   0.00
132       15,706.45                5,811.67               0.00                     0.00                   0.00
135       126,896.49               15,960.58              0.00                     1543.61                0.00
147       3,300.41                 20,107.34              0.00                     2020.00                0.00
148       16,799.25                34,712.00              0.00                     3395.83                0.00
151       10,355.24                0.00                   0.00                     375.00                 0.00
157       0.00                     1,822.33               0.00                     148.48                 0.00
158       21,276.66                7,840.00               13,440.00                645.23                 0.00
162       21,696.25                1,437.75               0.00                     445.00                 0.00
165       8,022.29                 11,617.20              0.00                     3125.00                0.00
166       10,922.93                1,546.25               0.00                     0.00                   0.00
172       114,367.00               17,651.23              0.00                     1820.00                0.00
174       5,850.00                 1,168.75               0.00                     192.16                 0.00
176       30,531.32                1,532.50               0.00                     128.54                 0.00
177       65,400.00                0.00                   0.00                     567.84                 0.00
178       62,374.26                8,928.33               0.00                     0.00                   0.00
179       15,137.79                2,740.50               0.00                     462.50                 0.00
181       1,154.28                 878.50                 0.00                     70.97                  0.00
183       0.00                     0.00                   0.00                     0.00                   0.00
184       20,818.15                1,300.00               0.00                     23.22                  0.00
185       30,253.63                0.00                   0.00                     421.74                 0.00
188       0.00                     0.00                   0.00                     0.00                   0.00
190       0.00                     0.00                   0.00                     0.00                   0.00
191       874.59                   1,799.08               0.00                     945.00                 0.00
192       10,674.00                5,650.00               0.00                     0.00                   0.00
194       1,065.50                 0.00                   0.00                     0.00                   0.00
196       14,154.49                553.67                 0.00                     118.95                 0.00
197       3,208.93                 4,024.19               0.00                     187.66                 0.00

                                          MONTHLY ESCROW
        --------------------------------------------------------------------------------------------                      Lockbox
Loan #  Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve  Monthly Other Reserve    Grace Period      In-place
------  ---------------------   ----------------------   --------------------  ---------------------    ------------      --------
1      0.00                    0.00                     0.00                   0.00                      10                 Yes
2      0.00                    0.00                     0.00                   0.00                      7                  Yes

2.01                                                                                                     7                  Yes
2.02                                                                                                     7                  Yes
2.03                                                                                                     7                  Yes
2.04                                                                                                     7                  Yes
2.05                                                                                                     7                  Yes
2.06                                                                                                     7                  Yes
2.07                                                                                                     7                  Yes
2.08                                                                                                     7                  Yes
2.09                                                                                                     7                  Yes
2.10                                                                                                     7                  Yes
2.11                                                                                                     7                  Yes
2.12                                                                                                     7                  Yes
2.13                                                                                                     7                  Yes
2.14                                                                                                     7                  Yes
2.15                                                                                                     7                  Yes
2.16                                                                                                     7                  Yes
2.17                                                                                                     7                  Yes
2.18                                                                                                     7                  Yes
2.19                                                                                                     7                  Yes
2.20                                                                                                     7                  Yes
2.21   0.00                    0.00                     0.00                   0.00                      0                  Yes
3      0.00                    0.00                     0.00                   0.00                      0                  Yes
4      0.00                    0.00                     0.00                   0.00                      0                  Yes
5      0.00                    0.00                     0.00                   0.00                      0                  Yes
6      0.00                    0.00                     0.00                   0.00                      0                  Yes
7      0.00                    0.00                     0.00                   0.00                      0                  Yes
8      0.00                    0.00                     0.00                   0.00                      0                  Yes
9      0.00                    0.00                     0.00                   0.00                      0                  Yes
10     0.00                    0.00                     0.00                   0.00                      0                  Yes
11     0.00                    0.00                     0.00                   0.00                      7                  No
12     0.00                    0.00                     0.00                   0.00                      0                  Yes
12.01                                                                                                    0                  Yes
12.02                                                                                                    0                  Yes
12.03                                                                                                    0                  Yes
12.04                                                                                                    0                  Yes
12.05                                                                                                    0                  Yes
12.06                                                                                                    0                  Yes
12.07                                                                                                    0                  Yes
12.08                                                                                                    0                  Yes
12.09                                                                                                    0                  Yes
12.10                                                                                                    0                  Yes
12.11                                                                                                    0                  Yes
12.12                                                                                                    0                  Yes
12.13                                                                                                    0                  Yes
12.14                                                                                                    0                  Yes
12.15                                                                                                    0                  Yes
12.16                                                                                                    0                  Yes
13     41667.00                84804.59                 0.00                   0.00                      7                  Yes
13.01                                                                                                    7                  Yes
13.02                                                                                                    7                  Yes
13.03                                                                                                    7                  Yes
13.04                                                                                                    7                  Yes
13.05                                                                                                    7                  Yes
13.06                                                                                                    7                  Yes
13.07                                                                                                    7                  Yes
14     0.00                    0.00                     0.00                   0.00                      0                  Yes
14.01                                                                                                    0                  Yes
14.02                                                                                                    0                  Yes
14.03                                                                                                    0                  Yes
15     0.00                    73721.46                 4491.58                0.00                      7                  No
17     0.00                    7338.80                  4819.25                0.00                      7                  No
19     3195.83                 38394.75                 6136.75                0.00                      5                  Yes
20     0.00                    61281.41                 2416.67                0.00                      15                 Yes
21     0.00                    48283.48                 7116.25                0.00                      7                  No
23     0.00                    30218.96                 0.00                   0.00                      5                  No
24     19200.00                15996.43                 0.00                   0.00                      7                  No
26     2175.75                 8193.85                  3192.17                0.00                      7                  No
27     0.00                    25566.36                 0.00                   0.00                      7                  No
33     0.00                    0.00                     0.00                   0.00                      7                  Yes
34     0.00                    20062.92                 5536.17                0.00                      7                  No
39     0.00                    19334.28                 0.00                   0.00                      5                  No
40     0.00                    5108.32                  7715.83                0.00                      7                  Yes
41     0.00                    5613.76                  1705.17                0.00                      7                  No
42     0.00                    35202.69                 4311.17                0.00                      10                 No
43     0.00                    15325.00                 7085.64                0.00                      7                  No
44     0.00                    0.00                     0.00                   0.00                      7                  Yes
55     0.00                    19111.40                 0.00                   0.00                      7                  No
56     0.00                    0.00                     0.00                   16667.00                  7                  Yes
57     0.00                    16669.72                 0.00                   0.00                      5                  No
58     0.00                    0.00                     0.00                   0.00                      7                  No
60     0.00                    23838.81                 4499.25                0.00                      7                  No
62     0.00                    0.00                     0.00                   0.00                      7                  Yes
64     0.00                    19543.40                 0.00                   0.00                      7                  No
65     0.00                    29394.37                 4887.33                0.00                      10                 No
67     0.00                    11371.07                 5832.87                0.00                      7                  No
68     5833.33                 7550.16                  1180.28                0.00                      7                  No
70     0.00                    21342.04                 5844.93                0.00                      7                  No
80     1666.67                 5710.28                  1081.67                0.00                      7                  No
82     0.00                    0.00                     0.00                   0.00                      5                  Yes
83     2500.00                 1873.44                  1264.91                0.00                      7                  No
84     0.00                    8829.17                  1737.58                0.00                      7                  No
84.01                                                                                                    7                  No
84.02                                                                                                    7                  No
84.03                                                                                                    7                  No
84.04                                                                                                    7                  No
84.05                                                                                                    7                  No
84.06                                                                                                    7                  No
85     2951.30                 9958.87                  3333.97                0.00                      7                  No
86     3368.00                 8249.01                  0.00                   0.00                      7                  No
87     5884.25                 21241.78                 1185.65                0.00                      7                  No
88     0.00                    6052.42                  0.00                   0.00                      7                  No
89     7500.00                 5780.83                  0.00                   0.00                      7                  No
91     0.00                    14048.04                 4466.27                0.00                      7                  No
92     0.00                    8655.00                  1101.83                0.00                      15                 No
95     3334.00                 4081.91                  1507.08                0.00                      7                  No
101    0.00                    10314.01                 0.00                   0.00                      5                  No
102    0.00                    0.00                     0.00                   0.00                      7                  Yes
102.01                                                                                                   7                  Yes
102.02                                                                                                   7                  Yes
102.03                                                                                                   7                  Yes
102.04                                                                                                   7                  Yes
102.05                                                                                                   7                  Yes
102.06                                                                                                   7                  Yes
105    24200.00                14135.96                 1339.42                0.00                      7                  No
107    3112.83                 4567.79                  1090.33                0.00                      7                  No
109    0.00                    7518.76                  0.00                   0.00                      5                  No
110    1646.00                 13018.40                 1294.33                0.00                      7                  Yes
111    0.00                    1945.61                  1166.67                0.00                      7                  No
111.01                                                                                                   7                  No
111.02                                                                                                   7                  No
111.03                                                                                                   7                  No
113    0.00                    9025.64                  0.00                   0.00                      5                  No
116    0.00                    4057.57                  0.00                   0.00                      7                  No
117    0.00                    0.00                     0.00                   0.00                      10                 No
118    4276.75                 8973.29                  2078.58                0.00                      10                 No
120    0.00                    7028.25                  0.00                   0.00                      5                  No
123    3333.33                 14036.09                 0.00                   0.00                      7                  No
124    0.00                    8385.00                  2434.00                0.00                      7                  No
125    5895.00                 5354.24                  904.42                 0.00                      7                  Yes
127    0.00                    7692.71                  1677.38                0.00                      7                  No
128    0.00                    5160.03                  0.00                   0.00                      5                  No
129    0.00                    0.00                     0.00                   0.00                      7                  No
132    0.00                    3926.61                  528.33                 0.00                      7                  No
135    0.00                    11536.04                 2280.08                0.00                      7                  No
147    0.00                    3300.41                  1827.94                0.00                      7                  No
148    0.00                    5599.75                  2892.67                0.00                      7                  No
151    0.00                    3451.75                  0.00                   0.00                      5                  No
157    1088.83                 2518.75                  455.58                 0.00                      7                  No
158    1720.60                 5319.16                  1120.00                0.00                      7                  No
162    10000.00                4339.25                  479.25                 0.00                      7                  No
165    0.00                    4011.14                  3872.40                0.00                      10                 No
166    0.00                    5461.46                  515.42                 0.00                      7                  Yes
172    0.00                    9530.58                  2206.40                0.00                      7                  No
174    1537.27                 2812.89                  389.58                 0.00                      7                  No
176    1108.67                 6106.26                  510.83                 0.00                      7                  Yes
177    0.00                    5450.03                  0.00                   0.00                      7                  No
178    0.00                    6930.47                  892.83                 0.00                      7                  Yes
179    1326.00                 5045.93                  391.50                 0.00                      7                  No
181    0.00                    288.57                   292.83                 0.00                      7                  No
183    0.00                    0.00                     0.00                   0.00                      10                 Yes
184    1250.00                 5204.54                  325.00                 0.00                      7                  No
185    2500.00                 4321.95                  0.00                   0.00                      7                  No
188    0.00                    0.00                     0.00                   0.00                      7                  No
190    0.00                    0.00                     0.00                   0.00                      7                  No
191    0.00                    874.59                   289.75                 0.00                      7                  No
192    0.00                    0.00                     0.00                   0.00                      7                  Yes
194    0.00                    532.75                   0.00                   0.00                      5                  No
196    0.00                    2359.08                  553.67                 0.00                      7                  No
197    0.00                    1604.46                  365.84                 0.00                      7                  No

Loan #                         Property Type                Defeasance Permitted  Interest Accrual Period     Loan Group
------                         -------------                --------------------  -----------------------     ----------
1                               Retail                      Yes                   Actual/360                  1
2                               Various                     Yes                   Actual/360                  1

2.01                            Office                      Yes                   Actual/360                  1
2.02                            Office                      Yes                   Actual/360                  1
2.03                            Office                      Yes                   Actual/360                  1
2.04                            Office                      Yes                   Actual/360                  1
2.05                            Office                      Yes                   Actual/360                  1
2.06                            Office                      Yes                   Actual/360                  1
2.07                            Office                      Yes                   Actual/360                  1
2.08                            Office                      Yes                   Actual/360                  1
2.09                            Office                      Yes                   Actual/360                  1
2.10                            Office                      Yes                   Actual/360                  1
2.11                            Office                      Yes                   Actual/360                  1
2.12                            Office                      Yes                   Actual/360                  1
2.13                            Hotel                       Yes                   Actual/360                  1
2.14                            Office                      Yes                   Actual/360                  1
2.15                            Office                      Yes                   Actual/360                  1
2.16                            Hotel                       Yes                   Actual/360                  1
2.17                            Office                      Yes                   Actual/360                  1
2.18                            Office                      Yes                   Actual/360                  1
2.19                            Office                      Yes                   Actual/360                  1
2.20                            Office                      Yes                   Actual/360                  1
2.21                            Various                     Yes                                               1
3                               Industrial                  Yes                   Actual/360                  1
4                               Office                      Yes                   Actual/360                  1
5                               Multifamily                 Yes                   Actual/360                  1
6                               Industrial                  Yes                   Actual/360                  1
7                               Office                      Yes                   Actual/360                  1
8                               Industrial                  Yes                   Actual/360                  1
9                               Industrial                  Yes                   Actual/360                  1
10                              Multifamily                 Yes                   Actual/360                  1
11                              Office                      Yes                   Actual/360                  1
12                              Industrial                  Yes                   Actual/360                  1
12.01                           Industrial                  Yes                   Actual/360                  1
12.02                           Industrial                  Yes                   Actual/360                  1
12.03                           Industrial                  Yes                   Actual/360                  1
12.04                           Industrial                  Yes                   Actual/360                  1
12.05                           Industrial                  Yes                   Actual/360                  1
12.06                           Industrial                  Yes                   Actual/360                  1
12.07                           Industrial                  Yes                   Actual/360                  1
12.08                           Industrial                  Yes                   Actual/360                  1
12.09                           Industrial                  Yes                   Actual/360                  1
12.10                           Industrial                  Yes                   Actual/360                  1
12.11                           Industrial                  Yes                   Actual/360                  1
12.12                           Industrial                  Yes                   Actual/360                  1
12.13                           Industrial                  Yes                   Actual/360                  1
12.14                           Industrial                  Yes                   Actual/360                  1
12.15                           Industrial                  Yes                   Actual/360                  1
12.16                           Industrial                  Yes                   Actual/360                  1
13                              Office                      Yes                   Actual/360                  1
13.01                           Office                      Yes                   Actual/360                  1
13.02                           Office                      Yes                   Actual/360                  1
13.03                           Office                      Yes                   Actual/360                  1
13.04                           Office                      Yes                   Actual/360                  1
13.05                           Office                      Yes                   Actual/360                  1
13.06                           Office                      Yes                   Actual/360                  1
13.07                           Office                      Yes                   Actual/360                  1
14                              Senior Housing              Yes                   Actual/360                  1
14.01                           Senior Housing              Yes                   Actual/360                  1
14.02                           Senior Housing              Yes                   Actual/360                  1
14.03                           Senior Housing              Yes                   Actual/360                  1
15                              Office                      Yes                   Actual/360                  1
17                              Retail                      Yes                   Actual/360                  1
19                              Retail                      Yes                   Actual/360                  1
20                              Retail                      Yes                   Actual/360                  1
21                              Multifamily                 Yes                   Actual/360                  2
23                              Manufactured Housing        Yes                   Actual/360                  2
24                              Retail                      Yes                   Actual/360                  1
26                              Retail                      Yes                   Actual/360                  1
27                              Retail                      Yes                   Actual/360                  1
33                              Office                      Yes                   Actual/360                  1
34                              Multifamily                 Yes                   Actual/360                  2
39                              Manufactured Housing        Yes                   Actual/360                  2
40                              Hotel                       Yes                   Actual/360                  1
41                              Retail                      Yes                   Actual/360                  1
42                              Multifamily                 Yes                   Actual/360                  2
43                              Multifamily                 Yes                   Actual/360                  2
44                              Industrial                  No                    Actual/360                  1
55                              Retail                      Yes                   Actual/360                  1
56                              Office                      Yes                   Actual/360                  1
57                              Retail                      Yes                   Actual/360                  1
58                              Industrial                  Yes                   Actual/360                  1
60                              Multifamily                 Yes                   Actual/360                  2
62                              Industrial                  Yes                   Actual/360                  1
64                              Office                      Yes                   Actual/360                  1
65                              Multifamily                 Yes                   Actual/360                  2
67                              Multifamily                 Yes                   Actual/360                  2
68                              Retail                      Yes                   Actual/360                  1
70                              Multifamily                 Yes                   Actual/360                  2
80                              Retail                      Yes                   Actual/360                  1
82                              Retail                      Yes                   Actual/360                  1
83                              Office                      Yes                   Actual/360                  1
84                              Self-Storage                Yes                   Actual/360                  1
84.01                           Self-Storage                Yes                   Actual/360                  1
84.02                           Self-Storage                Yes                   Actual/360                  1
84.03                           Self-Storage                Yes                   Actual/360                  1
84.04                           Self-Storage                Yes                   Actual/360                  1
84.05                           Self-Storage                Yes                   Actual/360                  1
84.06                           Self-Storage                Yes                   Actual/360                  1
85                              Retail                      Yes                   Actual/360                  1
86                              Industrial                  Yes                   Actual/360                  1
87                              Retail                      No                    Actual/360                  1
88                              Industrial                  Yes                   Actual/360                  1
89                              Industrial                  Yes                   Actual/360                  1
91                              Multifamily                 Yes                   Actual/360                  2
92                              Retail                      Yes                   Actual/360                  1
95                              Retail                      Yes                   Actual/360                  1
101                             Manufactured Housing        Yes                   Actual/360                  3
102                             Retail                      Yes                   Actual/360                  1
102.01                          Retail                      Yes                   Actual/360                  1
102.02                          Retail                      Yes                   Actual/360                  1
102.03                          Retail                      Yes                   Actual/360                  1
102.04                          Retail                      Yes                   Actual/360                  1
102.05                          Retail                      Yes                   Actual/360                  1
102.06                          Retail                      Yes                   Actual/360                  1
105                             Retail                      Yes                   Actual/360                  1
107                             Industrial                  Yes                   Actual/360                  1
109                             Manufactured Housing        Yes                   Actual/360                  2
110                             Retail                      Yes                   Actual/360                  1
111                             Self-Storage                Yes                   Actual/360                  1
111.01                          Self-Storage                Yes                   Actual/360                  1
111.02                          Self-Storage                Yes                   Actual/360                  1
111.03                          Self-Storage                Yes                   Actual/360                  1
113                             Manufactured Housing        Yes                   Actual/360                  2
116                             Self-Storage                Yes                   Actual/360                  1
117                             Multifamily                 No                    Actual/360                  2
118                             Retail                      Yes                   Actual/360                  1
120                             Manufactured Housing        Yes                   Actual/360                  1
123                             Industrial                  No                    Actual/360                  1
124                             Retail                      Yes                   Actual/360                  1
125                             Retail                      Yes                   Actual/360                  1
127                             Multifamily                 Yes                   Actual/360                  2
128                             Manufactured Housing        Yes                   Actual/360                  2
129                             Hotel                       Yes                   Actual/360                  1
132                             Retail                      Yes                   Actual/360                  1
135                             Multifamily                 Yes                   Actual/360                  2
147                             Multifamily                 Yes                   Actual/360                  2
148                             Multifamily                 Yes                   Actual/360                  2
151                             Manufactured Housing        Yes                   Actual/360                  2
157                             Retail                      Yes                   Actual/360                  1
158                             Industrial                  Yes                   Actual/360                  1
162                             Office                      Yes                   Actual/360                  1
165                             Multifamily                 No                    Actual/360                  2
166                             Office                      Yes                   Actual/360                  1
172                             Multifamily                 No                    Actual/360                  2
174                             Office                      Yes                   Actual/360                  1
176                             Retail                      Yes                   Actual/360                  1
177                             Retail                      Yes                   Actual/360                  1
178                             Industrial                  Yes                   Actual/360                  1
179                             Retail                      Yes                   Actual/360                  1
181                             Retail                      Yes                   Actual/360                  1
183                             Industrial                  Yes                   Actual/360                  1
184                             Retail                      Yes                   Actual/360                  1
185                             Retail                      No                    Actual/360                  1
188                             Self-Storage                Yes                   Actual/360                  1
190                             Retail                      Yes                   Actual/360                  1
191                             Self-Storage                Yes                   Actual/360                  1
192                             Office                      Yes                   Actual/360                  1
194                             Retail                      Yes                   Actual/360                  1
196                             Multifamily                 Yes                   Actual/360                  2
197                             Self-Storage                Yes                   Actual/360                  1

Loan #                               Final Maturity Date   Remaining Amortization Term for Balloon Loans
------                               -------------------   ---------------------------------------------
1
2

2.01
2.02
2.03
2.04
2.05
2.06
2.07
2.08
2.09
2.10
2.11
2.12
2.13
2.14
2.15
2.16
2.17
2.18
2.19
2.20
2.21
3
4
5
6
7
8
9
10
11
12
12.01
12.02
12.03
12.04
12.05
12.06
12.07
12.08
12.09
12.10
12.11
12.12
12.13
12.14
12.15
12.16
13                                                         360
13.01                                                      360
13.02                                                      360
13.03                                                      360
13.04                                                      360
13.05                                                      360
13.06                                                      360
13.07                                                      360
14                                                         360
14.01                                                      360
14.02                                                      360
14.03                                                      360
15                                                         360
17                                                         360
19                                                         360
20                                                         360
21                                                         360
23                                                         360
24                                                         360
26                                                         360
27                                                         360
33
34                                                         360
39                                                         360
40                                                         300
41                                                         360
42                                                         360
43                                                         360
44                                                         300
55                                                         360
56                                                         360
57                                                         360
58                                                         360
60                                                         360
62                                                         360
64                                                         360
65                                                         360
67                                                         360
68                                                         360
70                                                         360
80                                                         360
82                                                         360
83                                                         360
84                                                         180
84.01                                                      180
84.02                                                      180
84.03                                                      180
84.04                                                      180
84.05                                                      180
84.06                                                      180
85                                                         360
86                                                         360
87                                                         360
88                                                         360
89                                                         360
91                                                         360
92                                                         360
95                                                         360
101                                                        360
102                                                        360
102.01                                                     360
102.02                                                     360
102.03                                                     360
102.04                                                     360
102.05                                                     360
102.06                                                     360
105                                                        360
107                                                        360
109                                                        360
110                                                        360
111                                                        360
111.01                                                     360
111.02                                                     360
111.03                                                     360
113                                                        360
116                                                        360
117                                                        360
118                                                        360
120                                                        360
123                                                        360
124                                                        360
125                                                        360
127                                                        144
128                                                        360
129                                                        300
132                                                        360
135                                                        360
147
148                                                        360
151                                                        360
157                                                        360
158                                                        360
162                                                        360
165                                                        360
166                                                        360
172                                                        360
174                                                        360
176                                                        360
177                                                        360
178                                                        300
179                                                        360
181                                                        360
183                                                        300
184                                                        360
185                                                        360
188                                                        360
190                                                        360
191                                                        300
192                                                        300
194                                                        360
196                                                        360
197                                                        300

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's actual knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to paragraph
(37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances, and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a subordination and nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which subordination and nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) With respect to each Mortgaged Property, except for the Mortgaged Properties related to those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or
(vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials;
(2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instances, the PML was based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) [Reserved]

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan. In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (1) an REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) In the case of each related Mortgaged Property that is operated as a hotel, as of the origination of the Mortgage Loan, the related Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar mortgage loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean (x) a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and, (y) if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each report in clauses (x) and (y) was prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      NONE

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                                      NONE

                                    EXHIBIT C

                                   EXCEPTIONS

--------------------------------------------------------------------------------

    Rep. No.                         Description of Exception
--------------------------------------------------------------------------------

      (4)        The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) The Mortgaged Property secures the Mortgage Loan (consisting of an A-2a note and an A-2b note), an A-1 note (which is pari passu with the Mortgage Loan and is not included in the CIBC14 trust fund), a B note (which is subordinate to the Mortgage Loan and the A-1 Note and is not included in the CIBC14 trust fund) and a C note (which is subordinate to the Mortgage Loan, the A-1 note and the B note and is not included in the CIBC14 trust fund).
--------------------------------------------------------------------------------

      (4)        The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) The Mortgaged Property secures the Mortgage Loan and a floating rate note, which is pari passu with the Mortgage Loan and is not included in the CIBC14 trust fund.
--------------------------------------------------------------------------------

      (4)        The representation is true and accurate, except as follows:

                 Tulane Park Apartments (Loan No. 60) The Mortgaged Property secures the Mortgage Loan and a B-Note held by CBA-Mezzanine Capital Finance, LLC.

--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) The Mortgaged Property secures the Mortgage Loan (consisting of an A-2a note and an A-2b note), an A-1 note (which is pari passu with the Mortgage Loan and is not included in the CIBC14 trust fund), a B note (which is subordinate to the Mortgage Loan and the A-1 Note and is not included in the CIBC trust fund) and a C note (which is subordinate to the Mortgage Loan, the A-1 note and the B note and is not included in the CIBC14 trust fund)
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) ESPN, a tenant at one of the properties securing the Mortgage Loan, may purchase such property after January 1, 2009, at which time the Mortgagor is required to defease the related property with defeasance collateral pursuant to the terms of the Mortgage Loan documents. In the event that such defeasance collateral is insufficient to purchase the related property, any shortfall has been guaranteed by Bissell, an affiliate of the Mortgagor.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) The Mortgaged Property secures the Mortgage Loan and a floating rate note, which is pari passu with the Mortgage Loan and is not included in the CIBC14 trust fund.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) The Mortgaged Loan is structured as an indemnity deed of trust ("IDOT"), under which the guarantor of the Mortgage Note related to the IDOT owns the related Mortgage Property and thus has an interest in the lease payments.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Eagle Window (Loan No. 44) The United States government has the right to intentionally flood the Mortgaged Property. This risk is partially mitigated by title insurance coverage (limited to forced removal of improvements by judicial action) and a losses carveout (covering any loss or damage occasioned by the government's exercise of its right to flood the Mortgaged Property).
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) There are Tax Increment Financing (TIF) Mortgages on the property that are senior in priority to the Mortgagor's Mortgage, but the TIF Mortgages are in lieu of tax payments and are of the character of a tax lien.

                 The Mortgaged Property is also subject to a UDAG Mortgage, which matures in May of 2006. The entire amount of the outstanding indebtedness under the UDAG Mortgage has been held back by Mortgagor from loan proceeds pursuant to the escrow agreement.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Tulane Park Apartments (Loan No. 60) The Mortgaged Property secures the Mortgage Loan and a B-Note held by CBA-Mezzanine Capital Finance, LLC.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 Stayton Business Center II (Loan No. 88) The Mortgaged Loan is structured as an indemnity deed of trust ("IDOT"), under which the guarantor of the Mortgage Note related to the IDOT owns the related Mortgage Property and thus has an interest in the lease payments.
--------------------------------------------------------------------------------

      (6)        The representation is true and accurate, except as follows:

                 MSTC A&B (Loan No. 123) The Mortgaged Loan is structured as an indemnity deed of trust, under which the guarantor of the Mortgage Note related to the IDOT owns the related Mortgage Property and thus has an interest in the lease payments.
--------------------------------------------------------------------------------

      (7)        The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantors of the Mortgage Note related to the IDOT are the owners of the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

      (7)        The representation is true and accurate, except as follows:

                 Stayton Business Center (Loan No. 88) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantors of the Mortgage Note related to the IDOT are the owners of the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

      (7)        The representation is true and accurate, except as follows:

                 MSTC A&B (Loan No. 123) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantors of the Mortgage Note related to the IDOT are the owners of the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) No individual or entity (other than the Mortgagor) is liable for breach of the fraud and environmental non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation".
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) There is no individual or entity (other than the Mortgagor) liable for breach of the fraud, actual waste and environmental non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation".

                 The non-recourse carveout does not cover "actual waste".
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                 The applicable non-recourse carveouts are limited to "misapplication or misappropriation of rents after an event of default" (instead of "misapplication or misappropriation of rents").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) No individual or entity (other than the Mortgagor) is liable for breach of the fraud and environmental non-recourse carveouts. The non-recourse carveout for material misrepresentation has been limited to "intentional misrepresentation". The non-recourse carveout does not cover "actual waste".
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                 Additionally, there is no non-recourse carveout relating to actual waste at the Mortgaged Property, and the applicable non-recourse carveouts are limited to (i) "intentional misrepresentation" (instead of "material misrepresentation"); and (ii) "misappropriation or conversion of rents received during the continuance of an event of default" (instead of "misapplication or misappropriation of rents").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Patrick Henry Building (Loan No. 11) There is no individual or entity other than the Mortgagor who is liable for any breach of the environmental covenants contained in the related Mortgage Loan documents.

                 The applicable non-recourse carveout is limited to "actual physical waste" instead of "actual waste").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Avion Business Park Portfolio (Loan No. 13) There is no individual or entity other than the Mortgagor who is liable for any breach of the environmental covenants contained in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                 The applicable non-recourse carveout is limited to "any material breach of the environmental covenants" (instead of "any breach of the environmental covenants").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Park Center (Loan No. 15) The applicable non-recourse carveouts are limited to (i) "intentional material misrepresentation" (instead of "material misrepresentation"); (ii) "misapplication or misappropriation of rents after an event of default" (instead of "misapplication or misappropriation of rents") and
                 (iii) "actual intentional waste" (instead of "actual waste").

                 The environmental non-recourse carveout is qualified by certain provisions in the Mortgage Loan documents and includes a 5 year sunset provision.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Cloverleaf (Loan No. 23) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for any breach of the environmental covenants contained in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Flamingo East Plaza (Loan No. 27) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentation" (instead of "material misrepresentation") and (ii) "actual physical waste" (instead of "actual waste").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Santa Barbara (Loan No. 39) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for any breach of the environmental covenants contained in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Vista Plaza (Loan No. 55) The applicable non-recourse carveouts are limited to (i) "application or appropriation of insurance proceeds or condemnation awards in violation of Mortgage Loan documents" (instead of "misapplication or misappropriation of insurance proceeds or condemnation awards"), (ii) "intentional actual waste" (instead of "actual waste") and (iii) "fraud or material misrepresentation as to a material fact" (instead of "fraud or material misrepresentation").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) The applicable non-recourse carveouts are limited to (i) "intentional and material misapplication of rents, insurance proceeds or condemnation awards" (instead of "misapplication of rents, insurance proceeds or condemnation awards") and (ii) "intentional actual waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Horsham Point (Loan No. 57) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentation" (instead of "material misrepresentation") and (ii) "misapplication or conversion by Mortgagor of insurance proceeds paid by any reason of loss, damage or destruction to the [Mortgaged Property], any condemnation awards or other amounts received in connection with the condemnation of all or a portion of the [Mortgaged Property], or any rents following an event of default which is continuing" (instead of "misapplication or misappropriation of rents, insurance proceeds or condemnation awards").

                 There is no individual or entity who is liable for the actual waste non-recourse carveout.

                 The liability of the guarantor for the non-recourse carveouts is limited to $5,000,000.

                 The environmental non-recourse carveout is qualified by certain provisions in the Mortgage Loan documents and includes a 5 year sunset provision.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Valley View Business Center IV (Loan No. 58) The applicable non-recourse carveouts are limited to "an intentional act of actual waste" (instead of "any act of actual waste").
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Cranbury Corporate Campus (Loan No. 64) There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 407 Broadway (Loan No. 82) There is no individual or entity other than the Mortgagor who is liable for non-recourse carveouts.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 5301 Whitter Bldg (Loan No. 83) The applicable non-recourse carveouts are limited to "misapplication or misappropriation of rents after the occurrence of an event of default" (instead of "misapplication or misappropriation of rents") and "intentional waste" (instead of "actual waste").

                 Recourse carveouts are limited to mortgagee's actual losses.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 The Crossing at 288 (Loan No. 87) There is no individual or entity other than the Mortgagor who is liable for non-recourse carveouts.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Barringer Foreman Technology Park (Loan No. 89) There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - North Glen Village (Loan No. 101) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Hoosier Estates (Loan No. 109) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Holiday Estates (Loan No. 113) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Shenandoah Estates (Loan No. 120) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Beacon Hill Colony (Loan No. 128) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Holiday Inn Express (Loan No. 129) The applicable non-recourse carveouts are limited to (i) "willful misrepresentation" (instead of "material misrepresentation"; (ii) "failure to apply any rents, royalties, accounts, revenues, income, issues, profits and other benefits form the [Mortgaged] Property which are collected or received by the [Mortgagor] during the period of any default or after acceleration of any indebtedness and other sums owing under the [Mortgage] Loan documents to the payment of either (a) such indebtedness or other sums or (b) the normal and necessary operating expenses of the [Mortgaged] Property [and] failure to deliver any insurance proceeds or condemnation awards or any security deposits received by the [Mortgagor] to lender or to otherwise apply such sums as required under the terms of the [Mortgage] Loan documents or any other instrument now or hereafter security the [Mortgage] Note" (instead of "misapplication or misappropriation of rents, insurance proceeds "); and (iii) "a material physical waste of the [Mortgage] Property" (instead of "any act of actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 HTA - Skyway (Loan No. 151) The applicable non-recourse carveouts are limited to (i) "intentional misrepresentations" (instead of "material misrepresentation") and (ii) "physical waste" (instead of "actual waste").

                 There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Faurecia Exhaust Systems Inc. Ind/Off (Loan No. 183) The applicable non-recourse carveouts are limited to "misapplication or misappropriation of rents after the occurrence of an event of default" (instead of "misapplication or misappropriation of rents").

                 There is no individual or entity other than the Mortgagor who is liable for actual waste non-recourse carveout.
--------------------------------------------------------------------------------

    (10(a))      The representation is true and accurate, except as follows:

                 Moriseki (Loan No. 192) Only with respect to the guarantor, the applicable non-recourse carveouts are limited to "actual, physical waste" (instead of "actual waste")
--------------------------------------------------------------------------------

    (10(c))      The representation is true and accurate, except as follows:

                 MSTC A&B (Loan No. 123) Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the IDOT grantor.
--------------------------------------------------------------------------------

    (10(c))      The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the IDOT grantor.
--------------------------------------------------------------------------------

    (10(c))      The representation is true and accurate, except as follows:

                 Stayton Business Center II (Loan No. 88) Mortgage Loan is structured as an IDOT, and while the related Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the IDOT grantor.
--------------------------------------------------------------------------------

    (10(d))      The representation is true and accurate, except as follows:

                 Avion Business Center (Loan No. 13) The terms of the Mortgage Loan documents were modified after the Cut-off Date to provide that any asset manager for a collateralized debt obligation transaction must satisfy certain Rating Agency requirements.
--------------------------------------------------------------------------------

    (10(d))      The representation is true and accurate, except as follows:

                 Maple 108 Shopping Center (Loan No. 185) The terms of the Mortgage Loan documents were modified after the Cut-off Date to provide for the pre-approval of additional "original principals" to replace a recently deceased existing principal.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) The related Mortgage Loan documents contain certain rights to release various portions of the collateral without consideration, including the current Macy's parcel and certain adjacent in-line space, future vacant anchors that are transferred to another anchor user, all or a portion of one parking garage and certain other minor transfers to owners of the commercial condominium units.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) Each Ballantyne Corporate Park property may be released from the lien of the Mortgage upon defeasance of an amount equal to 105% of the Allocated Loan Amount for hotel properties and 110% of the Allocated Loan Amount for office properties. Notwithstanding the foregoing, the Mortgagor has a one-time right to pay a lower release price (provided that such lower price is not less than 75% of the Allocated Loan Amount), subject to the satisfaction of certain criteria.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) Each Colony Portfolio property and individual buildings within each Colony Portfolio property may be released from the lien of the mortgage upon defeasance of an amount less than 125% of the allocated loan amount.

                 The Mortgagor may obtain a release of a portion of Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) Each Centerpoint I property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other Mortgaged Properties as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Avion Business Center (Loan No. 13) Each Avion Business Center property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) Each Chartwell II property may be released from the lien of the Mortgage upon defeasance of an amount equal to 120% of the Allocated Loan Amount.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Each building within the Maryland Corporate Center property may be released from the lien of the Mortgage upon defeasance of an amount equal to 107.5% of the Allocated Loan Amount.
--------------------------------------------------------------------------------

      (12)       The representation is true and accurate, except as follows:

                 Shadow Creek Apartments (Loan No. 135) A portion of the Mortgaged Property may be released from the lien of the Mortgage upon payment to the mortgagee of a $240,000 fee and the satisfaction of certain other criteria, including a DSCR test.
--------------------------------------------------------------------------------

    (14(a))      The representation is true and accurate, except as follows:

                 Natomas Village (Loan No. 41) The value of the Mortgaged Property is based upon the appraiser's $22.4 million "as stabilized" value (as compared with a $21.2 million "as-is" value) and assumes build-out and occupancy of space that has not yet occurred. The mortgagee established escrows at origination in the amount of $2.49 million relating to the lease-up of the Mortgaged Property.
--------------------------------------------------------------------------------

      (16)       The representation is true and accurate, except as follows:

                 HTA - Cloverleaf (Loan No. 23) The Mortgaged Property contains an "RV" section where approximately 26 RVs are tied down in violation of applicable zoning laws. Mortgagee received a $500,000 guarantee from non-recourse guarantor (Hometown America, L.L.C.) to cover potential costs incurred by the Mortgagor in connection with removing the RVs as to comply with current zoning requirements.
--------------------------------------------------------------------------------

      (16)       The representation is true and accurate, except as follows:

                 Southeast Center (Loan No. 110) The Mortgaged Property is legally conforming, subject to re-striping of one parking space.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) As of the date of origination, several Ballantyne Corporate Park properties were part of a larger tax parcel. The Mortgagor is in the process of subdividing the tax parcels and the next tax bill will bill the properties as separate tax parcels.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) The Centerpoint property located at 920 Frontenac Road and the property located at 1020 Frontenac Road, each located in Naperville, Illinois, were not separate tax parcels as of the date of origination, but have since been properly split and will be assessed as separate tax parcels going forward.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Flamingo East Plaza (Loan No. 27) As of the date of origination, the Mortgaged Property's tax parcel contained a gas station for which a separate tax parcel number had not been obtained. The tax parcel number is in the process of being obtained by the Mortgagor and the Mortgagor has confirmed that all documents have been submitted to the related locality.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Natomas Village (Loan No. 41) As of the date of origination, the Mortgagor was in the process of obtaining separate tax parcel numbers for parcels 1, 2, 3 and 4 as shown on the parcel map on Coral Business Center II.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Woodland Ridge Apartments (Loan No. 42) As of the date of origination, the Mortgaged Property is not a separate and complete tax parcel. The Mortgagor has a post-closing obligation to provide, by July 1, 2006, evidence satisfactory to the mortgagee that the Mortgaged Property is a separate and complete tax parcel.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) As of the date of origination, the related Mortgaged Property was part of a larger tax parcel. Pursuant to an undelivered items letter, the Mortgagor has agreed to obtain a separate tax identification number for the Mortgaged Property within 180 days of origination.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 The Crossings at 288 (Loan No. 87) The Mortgaged Property is assessed with ad valorem taxes with respect to non-collateral real property. The Mortgagor has escrowed and will continue to escrow funds sufficient to pay the taxes on all parcels assessed with the Mortgaged Property. The Mortgagor covenanted to cause the Mortgaged Property to be assessed separately from all other property within 12 months from the closing date.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 West Junction Shopping Center (Loan No. 124) As of the date of origination, the related Mortgaged Property was part of a larger tax parcel. Pursuant to the Escrow Agreement for Reserves and Impounds, the Mortgagor has agreed to obtain a separate tax identification number for the Mortgaged Property within 6 months of origination.
--------------------------------------------------------------------------------

      (17)       The representation is true and accurate, except as follows:

                 Belvedere Properties (Loan No. 191) As of the date of origination, the related Mortgaged Property was part of a larger tax parcel. The Mortgagor is required to provide proof within 180 days of origination (by February 28, 2006) that the additional property has been removed from the tax parcel.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) The mortgagee waived escrows for immediate repairs in the amount of $23,500 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) The mortgagee waived escrows for immediate repairs in the amount of $330,980 recommended by the property condition report, broken down among properties as follows: Holland Park, $56,050; Azalea Springs, $32,600; Oakbrook Terrace Corporate Center III, $10,000; Southfield Logisitcs, $33,050; Kensington Business Center, $172,280.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) The mortgagee waived escrows for immediate repairs in the amount of $142,000 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Avion Business Park Portfolio (Loan No. 13) The mortgagee waived escrows for immediate repairs in the amount of $24,800 recommended by the property condition report, broken down among properties as follows: Avion Tech II, $3,600; Avion Tech I, $1,200; Midrise II, $20,000.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 HTA - Cloverleaf (Loan No. 23) The mortgagee waived escrows for immediate repairs in the amount of $7,710 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 HTA - Santa Barbara (Loan No. 39) The mortgagee waived escrows for immediate repairs in the amount of $6,530 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Viva International Building (Loan No. 62) The mortgagee waived escrows for immediate repairs in the amount of $7,114 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Horsham Point (Loan No. 57) The mortgagee waived escrows for immediate repairs in the amount of $10,000 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Attic Plus Self Storage (Loan No. 84) The mortgagee waived immediate repairs in the amount of $18,669 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Dearborn Plaza (Loan No. 85) The mortgagee waived immediate repairs in the amount of $5,250 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 HTA - Skyway (Loan No. 151) The mortgagee waived immediate repairs in the amount of $7,860 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(a))      The representation is true and accurate, except as follows:

                 Oxford Place Apartments, HTA - North Glen Village, Rite Aid Portfolio, HTA - Hoosier Estates, Safe Storage Portfolio, The Storage Center - Balis, HTA - Shenandoah Estates, Westwood Square, HTA-Beacon Hill Colony, EKU By-Pass, Alec Plaza, The Cliffs Apartments, Country Manor Apartments, Canyon Portal 2, Concord Commons, HTA - Holiday Estates (Loan No. 65, 101, 102, 109, 111, 116, 120, 125, 128, 194, 177, 127, 196, 26, 17, 113)
                 The mortgagee waived immediate repairs in an amount of less than $5,000 recommended by the property condition report.
--------------------------------------------------------------------------------

    (19(b))      The representation is true and accurate, except as follows:

                 The Meridian at Brentwood - Phase I (Loan No. 19) A small, unimproved parcel of the Mortgaged Property may be condemned in connection with the City of St. Louis' development and expansion of its light rail system adjacent to the Mortgaged Property. The value of the unimproved parcel was not included in the underwriting of the loan.
--------------------------------------------------------------------------------

    (19(b))      The representation is true and accurate, except as follows:

                 Eagle Window (Loan No. 44) The United States government has the right to intentionally flood the Mortgaged Property. This risk is partially mitigated by title insurance coverage (limited to forced removal of improvements by judicial action) and a losses carveout (covering any loss or damage occasioned by the government's exercise of its right to flood the Mortgaged Property).
--------------------------------------------------------------------------------

    (20(g))      The representation is true and accurate, except as follows:

                 Patrick Henry Building (Loan No. 11) The original term of the Ground Lease plus optional renewal periods extends until October 21, 2034, which is less than 20 years beyond January 1, 2016, the stated maturity date of the Mortgage Loan.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) Depending on the number of insurance companies issuing the Insurance Policies and the number of rating agencies rating the certificates, the related Mortgage Loan documents permit a sliding scale of ratings requirements for the insurance companies issuing the policies from "A" to "BBB".

                 The related Mortgage Loan documents permit a $100,000 deductible for casualty insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) The Mortgagor is permitted to insure through Affiliated FM Insurance Co. so long as Affiliated FM Insurance Co. maintains a rating of "BBB" by S&P, and none of the Rating Agencies or investors in connection with a securitization request removal of Affiliated FM Insurance Co. The Mortgagor also is permitted to use a syndicate of insurance providers so long as at least seventy-five percent (75%) of the coverage (if there are four (4) or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five (5) or more members of the syndicate) have a claims paying ability rating of "A" or better by at least two
                 (2) rating agencies (one of which shall be S&P if they are rating the securities and one of which will be Moody's if they are rating the securities), or if only one rating agency is rating the securities, then only by such rating agency (provided that all other members of such syndicate shall have a claims paying ability rating of at least "BBB" by such rating agencies).
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) The Mortgagor is required to carry Insurance Policies having a claims paying ability rating of "A" or better (and the equivalent thereof) by at least two (2) of the rating agencies rating the certificates, or, if only one rating agency is rating the certificates, then only by such rating agency; provided, however, that (i) the first layer of coverage under such insurance will be provided by carriers with a minimum financial strength rating by S&P of "A" or better;
                 (ii) 60% (75% if there are four or fewer members in the syndicate) of the aggregate limits under such Insurance Policies must be provided by carriers with a minimum financial strength rating from S&P of "A" or better and (iii) a financial strength rating from S&P of at least "BBB".

                 The related Mortgage Loan documents permit a $100,000 deductible for general liability insurance so long as certain principals are in control of the Mortgagor.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Flamingo East Plaza (Loan No. 27) The Mortgage Loan documents provide for a deductible of $5,000 for general liability insurance.

--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Vista Plaza (Loan No. 55) The Mortgage Loan documents provide for a deductible of $5,000 for general liability insurance.

--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Horsham Point (Loan No. 57) The Mortgage Loan documents provide for a deductible of $50,000 for terrorism insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Salem Courthouse Apartments (Loan No. 70) The Mortgage Loan documents provide for a deductible for named hurricanes is the greater of 2% of the insured value of the Mortgaged Property or $100,000.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 407 Broadway (Loan No. 82) The Mortgage Loan documents permit the Mortgagor to have an "all-risk" deductible of $2.5 million, subject to satisfaction of certain conditions set forth in the Mortgage Loan documents.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Barringer Foreman Technology Building (Loan No. 89) The Mortgage Loan documents provide for a windstorm deductible for 2% of insured value of the Mortgaged Property, but not less than $100,000.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Concord Commons (Loan No. 17) The Mortgage Loan documents permit a $25,000 deductible for casualty insurance.

--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Estancia at Morningstar (Loan No. 21) The Mortgage Loan documents provide for a deductible of not to exceed $10,000 for general liability insurance.

                 The Mortgagor is permitted to maintain its current Insurance Policy, with an insurer that is not rated by S&P (Essex).
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Eagle Window (Loan No. 44) The Mortgagor is permitted to maintain its current Insurance Policy with an insurer with a claims-paying rating of "BBB" by S&P, provided that in the event that the insurer's claims-paying rating is downgraded below either of its current ratings, the Mortgagor is required to switch carriers to an insurer that meets the ratings requirements.

                 Deductible for all-risk Insurance Policy is $50,000.

                 The related Mortgage Loan documents permit a $500,000 deductible for casualty insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Viva International Building (Loan No. 62) Deductible for all-risk Insurance Policy may exceed $25,000 (capped at $50,000).
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) Deductible for all-risk Insurance Policy may exceed $25,000 (capped at $50,000).

                 The Mortgage Loan documents provide for a deductible of not to exceed $5,000 for general liability insurance; provided, however, that subject to the satisfaction of certain conditions, the mortgagee shall permit a deductible of not to exceed $500,000.

                 The Mortgage Loan documents permit a deductible for boiler and machinery insurance of up to $100,000.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Tulane Park Apartment (Loan No. 60) The Mortgagor is permitted to maintain an Insurance Policy issued by an insurer that does not meet the rating requirement (Ohio Casualty), provided that in the case of a claims-paying ability ratings downgrade below "BBB" by S&P and "A-IX" by A.M. Best, or upon renewal, whichever occurs first, the Mortgagor is required to obtain insurance from an acceptable insurer.

                 The Mortgage Loan documents provide for a deductible of $5,000 for general liability insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Pickwick Place Apartments (Loan No. 67) The Mortgage Loan documents provide for a deductible of $10,000 for general liability insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 The Crossings at 288 (Loan No. 87) All Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty days prior written notice to the mortgagee. Evidence of renewal of insurance is due not less than 15 days prior to policy expiration (instead of 30 days).
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Wyckford Commons Apartments (Loan No. 91) The Mortgage Loan documents provide for a deductible of $10,000 for general liability insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 The Cliffs Apts, Phase I (Loan No. 127) Deductible for all-risk Insurance Policy may exceed $25,000 (capped at "the lesser of $10,000 or 1% of the face value of the policy for liability, $25,000 for property claims, and $50,000 for wind and hail").

                 The Mortgage Loan documents provide for a deductible of $10,000 for general liability insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Holiday Inn Express (Loan No. 129) Deductible for all-risk Insurance Policy may exceed $25,000 (capped at not to exceed $50,000; provided that such deductible may by increased to not to exceed $250,000 subject to certain conditions, including so long as Sunburst Hospitality Corporation remains liable as guarantor under the guaranty).

                 The Mortgagor is permitted to maintain an Insurance Policy issued by an insurer that is not rated by A.M. Best.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Greenfield Apartments (Loan No. 172) The Mortgage Loan documents provide for a deductible of $15,000 for general liability insurance.
--------------------------------------------------------------------------------

      (22)       The representation is true and accurate, except as follows:

                 Faurecia Exhaust Systems Inc., Ind/Off (Loan No. 183) The Mortgage Loan documents provide for a deductible of $100,000 for casualty insurance.
--------------------------------------------------------------------------------

      (24)       The representation is true and accurate, except as follows:

                 The Meridian at Brentwood - Phase I (Loan No. 19) Mortgagor is the defendant in a pending lawsuit by Red Robin International Inc. and Red Robin Gourmet Burgers Inc., pursuant to which the plaintiff is seeking lost profits in the amount of $100,000 and punitive damages based on the Mortgagor's alleged breach of a letter of intent to lease space to plaintiff.
--------------------------------------------------------------------------------

      (27)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) This is an IDOT loan. The IDOT grantor, and not the Mortgagor, is required to provide the financial documentation to mortgagee.
--------------------------------------------------------------------------------

      (27)       The representation is true and accurate, except as follows:

                 Stayton Business Center II (Loan No. 88) This is an IDOT loan. The IDOT grantor, and not the Mortgagor, is required to provide the financial documentation to mortgagee.
--------------------------------------------------------------------------------

      (27)       The representation is true and accurate, except as follows:

                 MSTC A&B (Loan No. 123) This is an IDOT loan. The IDOT grantor, and not the Mortgagor, is required to provide the financial documentation to mortgagee.
--------------------------------------------------------------------------------

      (29)       The representation is true and accurate, except as follows:

                 Colony Portfolio II, Maryland Corporate Center (Loan No. 3, 33) The original principal balance of the Colony Portfolio II Mortgage Loan and the Maryland Corporate Center Mortgage Loan, which loans are to Mortgagors under common control, represent more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund.
--------------------------------------------------------------------------------

      (30)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) The IDOT grantor is not a Single Purpose Entity because it owns equity interests in other entities unrelated to the Mortgagor or the Mortgage Loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) Pursuant to the Mortgage Loan documents, the members of Mortgagor are permitted to pledge all or any portion of their membership interest(s) in Mortgagor to secure a mezzanine loan, subject to satisfaction of certain conditions set forth therein.

                 The related Mortgage Loan documents contain certain rights to release various portions of the collateral without consideration, including the current Macy's parcel and certain adjacent in-line space, future vacant anchors that are transferred to another anchor user, all or a portion of one parking garage and certain other minor transfers to owners of the commercial condominium units.

                 Certain other transfers to affiliates and other entities are permitted pursuant to the Mortgage Loan documents.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan.

                 Various transfers of direct and indirect interests in the Mortgagor are permitted to Bissell family members, affiliates of Bissell family members, Bissell family trusts and certain charities.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) Pursuant to the Mortgage Loan documents, the members of Mortgagor are permitted to pledge all or any portion of their membership interest(s) in Mortgagor to secure a mezzanine loan, subject to satisfaction of certain conditions set forth therein.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Avion Business Center (Loan No. 13) Subject to the satisfaction of certain conditions, transfers in connection with a public or private REIT offering are permitted without Mortgagee's consent.

                 The sole member of the Mortgagor has pledged its ownership interests in the Mortgagor to secure a mezzanine loan held by LEM Funding XXXIII, L.P. and LEM Parallel XXXIII, L.P. If the sole member of the Mortgagor defaults on the mezzanine loan, the controlling interest in the Mortgaged Property will be transferred from the sole member of the Mortgagor to LEM Funding XXXIII, L.P. and LEM Parallel XXXIII, L.P.

                 Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow any direct or indirect owner of the Mortgagor the right to pledge its respective interest in the Mortgagor to secure a mezzanine loan in connection with the refinancing of the existing mezzanine loan referenced above.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without the Mortgagee's consent.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Park Center (Loan No. 15) The Mortgagor's indirect owner is has incurred preferred equity from National City Bank.

                 The parent companies of the Mortgagor are permitted to pledge their assets to certain qualified transferees in connection with obtaining credit facilities.

                 Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without the Mortgagee's consent.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Flamingo East Plaza (Loan No. 27) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the owners of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 The Campbell House (Loan No. 40) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the members of the Mortgagor the right to pledge their respective interests in the Mortgagor to secure a mezzanine loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Vista Plaza (Loan No. 55) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Horsham Point (Loan No. 57) Subject to the satisfaction of certain conditions, transfers to affiliates and other entities are permitted without the Mortgagee's consent.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Pickwick Place Apartments (Loan No. 67) The transfer of ownership interest in the Mortgagor to R&S or Elizabeth for the Mortgaged Property in connection with a Section 1031 tax deferred exchange is permitted under the Mortgage Loan documents. The managing member of the Mortgagor is a 1031 tax deferral exchange intermediary. The intermediary holds the property for a 180 day safe harbor period until the Mortgagor locates a replacement property. The Mortgage Loan documents require the exchange intermediary to transfer 100% of its interests in the Mortgagor within 180 days to an affiliate of the Mortgagor. If such transfer is not made, it is an event of default.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Salem Courthouse Apartments (Loan No. 70) The transfer of ownership interest in the Mortgagor to R&S or Elizabeth for the Mortgaged Property in connection with a Section 1031 tax deferred exchange is permitted under the Mortgage Loan documents. The managing member of the Mortgagor is a 1031 tax deferral exchange intermediary. The intermediary holds the property for a 180 day safe harbor period until the Mortgagor locates a replacement property. The Mortgage Loan documents require the exchange intermediary to transfer 100% of its interests in the Mortgagor within 180 days to an affiliate of the Mortgagor. If such transfer is not made, it is an event of default.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 5301 Whitter Bldg (Loan No. 83) Pursuant to the Mortgage Loan documents, the members of Mortgagor are permitted to pledge all or any portion of their membership interest(s) in Mortgagor to secure a mezzanine loan, subject to satisfaction of certain conditions set forth therein.

                 Certain other transfers to affiliates and other entities are permitted pursuant to Article 8 of the Mortgage Loan agreement.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Irwindale (Loan No. 86) Subject to the satisfaction of certain criteria, the Mortgage Loan documents allow the members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Wyckford Commons Apartments (Loan No. 91) The transfer of ownership interest in the Mortgagor to R&S or Elizabeth for the Mortgaged Property in connection with a Section 1031 tax deferred exchange is permitted under the Mortgage Loan documents. The managing member of the Mortgagor is a 1031 tax deferral exchange intermediary. The intermediary holds the property for a 180 day safe harbor period until the Mortgagor locates a replacement property. The Mortgage Loan documents require the exchange intermediary to transfer 100% of its interests in the Mortgagor within 180 days to an affiliate of the Mortgagor. If such transfer is not made, it is an event of default.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 York Woods Center (Loan No. 117) Subject to the satisfaction of certain criteria, certain permitted transferees of the Mortgaged Property are permitted to incur additional subordinate indebtedness secured by the Mortgaged Property.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Faurecia Exhaust Systems Inc. Ind/Off (Loan No. 183) Certain other transfers to affiliates and other entities are permitted pursuant to Article 8 of the Mortgage Loan agreement.
--------------------------------------------------------------------------------

      (32)       The representation is true and accurate, except as follows:

                 Maple 108 Shopping Center (Loan No. 185) Subject to the satisfaction of certain conditions, certain transfers of limited partnership interests are permitted.
--------------------------------------------------------------------------------

      (34)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) In addition to "governmental securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), the Mortgagor instead may deliver other "governmental securities" described in the Mortgage Loan documents to the extent approved by the Rating Agencies.
--------------------------------------------------------------------------------

      (34)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) In addition to "governmental securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), the Mortgagor instead may deliver other "governmental securities" described in the Mortgage Loan documents to the extent approved by the Rating Agencies.
--------------------------------------------------------------------------------

      (34)       The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) The Mortgage Loan documents do not require approval of the Single Purpose Entity by the holder of the Mortgage Loan as required by clause (B) of the representation, but the Mortgage Loan documents require compliance with rating agency requirements.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) The related Mortgage Loan documents contain certain rights to release various portions of the collateral without consideration, including the current Macy's parcel and certain adjacent in-line space, future vacant anchors that are transferred to another anchor user, all or a portion of one parking garage and certain other minor transfers to owners of the commercial condominium units.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) Each Ballantyne Corporate Park property may be released from the lien of the Mortgage upon defeasance of an amount equal to 105% of the Allocated Loan Amount for hotel properties and 110% of the Allocated Loan Amount for office properties. Notwithstanding the foregoing, the Mortgagor has a one-time right to pay a lower release price (provided that such lower price is not less than 75% of the Allocated Loan Amount), subject to the satisfaction of certain criteria.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Avion Business Center (Loan No. 13) Each Avion Business Center property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the Allocated Loan Amount.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) Each Colony Portfolio property and individual buildings within each Colony Portfolio property may be released from the lien of the mortgage upon defeasance of an amount less than 125% of the allocated loan amount.

                 The Mortgagor may obtain a release of a portion of Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) Each Centerpoint I property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

                 The Mortgagor may obtain a release of an individual Mortgaged Property by substituting its interest in other collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) Each Chartwell II property may be released from the lien of the Mortgage upon defeasance of an amount equal to 120% of the Allocated Loan Amount.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Each building within the Maryland Corporate Center property may be released from the lien of the Mortgage upon defeasance of an amount equal to 107.5% of the Allocated Loan Amount.
--------------------------------------------------------------------------------

      (35)       The representation is true and accurate, except as follows:

                 Shadow Creek Apartments (Loan No. 135) A portion of the Mortgaged Property may be released from the lien of the Mortgage upon payment to the mortgagee of a $240,000 fee and the satisfaction of certain other criteria, including a DSCR test.
--------------------------------------------------------------------------------

      (36)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

      (36)       The representation is true and accurate, except as follows:

                 Stayton Business Center II (Loan No. 88) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

      (36)       The representation is true and accurate, except as follows:

                 MSTC A&B (Loan No. 123) Because the Mortgage Loan is structured for tax purposes as an IDOT, the guarantor of the IDOT owns the related Mortgaged Property instead of the related Mortgagor.
--------------------------------------------------------------------------------

      (37)       The representation is true and accurate, except as follows:

                 HTA - Cloverleaf (Loan No. 23) The Mortgaged Property contains an "RV" section where approximately 26 RVs are tied down in violation of applicable zoning laws. Mortgagee received a $500,000 guarantee from non-recourse guarantor (Hometown America, L.L.C.) to cover potential costs incurred by the Mortgagor in connection with removing the RVs as to comply with current zoning requirements.
--------------------------------------------------------------------------------

      (37)       The representation is true and accurate, except as follows:

                 Lily Flagg Station Apartments (Loan No. 43) As of the date of origination, the related Mortgaged Property is non-conforming due to a 13 foot side setback deficiency on the north side of the Mortgaged Property. This risk is partially mitigated by title insurance coverage.
--------------------------------------------------------------------------------

      (39)       The representation is true and accurate, except as follows:

                 Shoppes at Barnes Crossing (Loan No. 92) Mississippi state law provides that a late payment fee cannot be charged until a payment is more than 15 days late. However, mortgagee may accelerate the Mortgage and foreclose on the Mortgaged Property if a Monthly Payment is more than 10 days delinquent.
--------------------------------------------------------------------------------

      (41)       The representation is true and accurate, except as follows:

                 Houston Galleria (Loan No. 1) Terrorism insurance premiums are capped at $450,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Ballantyne Corporate Park (Loan No. 2) Terrorism insurance premiums are capped at $500,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Patrick Henry Building (Loan No. 11) Terrorism insurance premiums are capped at $205,000 per year, subject to annual escalations as set forth in the Mortgage Loan documents.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Colony Portfolio II (Loan No. 3) Terrorism insurance premiums are capped at $30,000, $35,000, $45,000, $50,000, $60,000,
                 $75,000 per year respectively, for Park at Woodinville, Fair Oaks, Azalea Springs, Southfield, Holland Park, Kensington Business Center and Oakbrook Terrace.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Avion Business Center (Loan No. 13) Terrorism insurance premiums are capped at $75,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Centerpoint I (Loan No. 12) Terrorism insurance premiums are capped at $200,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Chartwell II (Loan No. 14) Terrorism insurance premiums are capped at $90,625 per year, subject to annual escalations as set forth in the Mortgage Loan documents.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Park Center (Loan No. 15) Terrorism insurance premiums are capped at $100,000 per year, subject to annual escalations as set forth in the Mortgage Loan documents.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Cloverleaf (Loan No. 23) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Maryland Corporate Center (Loan No. 33) Terrorism insurance premiums are capped at $60,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Santa Barbara (Loan No. 39) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Chase Financial Tower (Loan No. 56) Terrorism insurance premiums are capped at $25,000 per year.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Horsham Point (Loan No. 57) Terrorism insurance premiums may contain an exclusion from coverage when the Mortgaged Property is insured for terrorism and similar acts of sabotage under Kimco Realty Corporation's existing stand-alone terrorism blanket or replacement policy in an amount not less than $100,000.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - North Glen Village (Loan No. 101) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Hoosier Estates (Loan No. 109) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Holiday Estates (Loan No. 113) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Shenandoah Estate (Loan No. 113) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Beacon Hill Colony (Loan No. 128) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 HTA - Skyway (Loan No. 151) Terrorism insurance premiums are capped at an amount equal to 105% of the then current annual premiums for the Mortgagor's "all-risk" and business income insurance policies.
--------------------------------------------------------------------------------
      (41)       The representation is true and accurate, except as follows:

                 Holiday Inn Express (Loan No. 129) Terrorism insurance premiums are capped at $20,000 per year.
--------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 16, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated February 17, 2006, as supplemented by the Prospectus Supplement, dated March 3, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated March 3, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class X-1, Class A-3A, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 3, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this __ day of ______
2006.

                                       By:_____________________________
                                          Name:
                                          Title: